As filed with the Securities and Exchange Commission on November 23, 2021

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Check the appropriate box or boxes:

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

PORTMAN RIDGE FINANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

650 Madison Avenue

23rd Floor

New York, NY 10022

(Address of Principal Executive Offices)

(212) 891-2880

(Registrant’s Telephone Number, Including Area Code)

Edward Goldthorpe

President and Chief Executive Officer

650 Madison Avenue

23rd Floor

New York, NY 10022

(Name and Address of Agent for Service)

COPIES TO:

Harry S. Pangas, Esq.

Dechert LLP

1900 K Street NW

Washington, DC 20006

Tel: (202) 261-3300

Fax: (202) 261-3333

Approximate date of proposed public offering: From time to time after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share(2)	576,899	$24.73	$14,266,713	$1,323

(1)

The shares will be offered for resale by selling stockholders. Pursuant to Rule 416(a) of the Securities Act of 1933, this registration statement shall also cover any additional shares of the registrant’s common stock that become issuable by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of the registrant’s outstanding shares of common stock.

(2)

Estimated solely for the purpose of calculating the registration fee according to Rule 457(c) under the Securities Act of 1933, based on the average of the high ($24.90) and low ($24.56) prices of the registrant’s common stock reported on the Nasdaq Global Select Market on November 18, 2021, which is within five business days prior to filing this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The selling stockholders may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where an offer or sale is not permitted.

PROSPECTUS SUBJECT TO COMPLETION DATED NOVEMBER 23, 2021

576,899 Shares of Common Stock

This prospectus relates to the proposed resale by the selling stockholders identified in this prospectus or their permitted assigns of up to 576,899 shares of our common stock. We are not selling any securities under this prospectus and will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.

The shares of common stock being offered hereby may be sold by the selling stockholders to or through underwriters or dealers, directly to purchasers or through agents designated from time to time. For additional information regarding the methods of sale, you should refer to the section of this prospectus entitled “Plan of Distribution.” For a list of the selling stockholders, you should refer to the section of this prospectus entitled “Selling Stockholders.”

We may amend or supplement this prospectus from time to time by filing amendments or supplements as required. You should read the entire prospectus and any amendments or supplements carefully before you make your investment decision.

Our common stock is listed on the NASDAQ Global Select Market (“Nasdaq”) under the ticker symbol “PTMN.” On November 22, 2021, the last reported sale price of our common stock on Nasdaq was $24.51.

Investing in our common stock involves a high degree of risk. See “Risk Factors” beginning on page 6 of this prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is dated             , 2021.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission, or SEC, using a “shelf’ registration process. Under this shelf registration process, the selling stockholders named in this prospectus may sell up to 576,899 shares of our common stock previously issued from time to time.

Each time the selling stockholders sell shares of our common stock, the selling stockholders will provide a prospectus and any prospectus supplement containing specific information about the terms of the applicable offering, as required by applicable law. The prospectus supplement may also add, update or change information in this prospectus or in documents incorporated by reference in this prospectus. To the extent that any statement that we or the selling stockholders make in a prospectus supplement is inconsistent with statements made in this prospectus or in documents incorporated by reference in this prospectus, the statements made or incorporated by reference in this prospectus will be deemed modified or superseded by those made in the prospectus supplement. You should read this prospectus as well as the additional information described under the headings “Information Incorporated by Reference” and “Available Information” before making an investment decision.

No person has been authorized to give any information or make any representations in connection with this offering other than those contained or incorporated by reference in this prospectus in connection with the offering described in this prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by us. This prospectus shall not constitute an offer to sell or a solicitation of an offer to buy offered securities in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall under any circumstances imply that the information contained or incorporated by reference in this prospectus is correct as of any date subsequent to the date of this prospectus or the date of the document incorporated by reference, as applicable. Our business, financial condition, results of operations and prospects may have changed since those dates.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

ii

PROSPECTUS SUMMARY

This summary highlights information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you should consider before making your investment decision. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our shares of common stock discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Any yield information contained or incorporated by reference in this prospectus related to investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Except as otherwise indicated in this prospectus, the terms:

•	“we,” “us,” “our,” “PTMN,” “Company” and “Portman Ridge” refer to Portman Ridge Finance Corporation, a Delaware corporation, and its wholly owned subsidiaries;

•	“Adviser” or “Sierra Crest” refers to Sierra Crest Investment Management LLC , a Delaware limited liability company, our investment adviser and an affiliate of BC Partners LLP, or BC Partners;

•	“Administrator” refers to BC Partners Management LLC, a Delaware limited liability company, our administrator and an affiliate of BC Partners and BC Partners Advisors L.P.; and

•	“selling stockholders” refers to the stockholders listed herein in the section titled “Selling Stockholders,” who may sell securities from time to time as described in this prospectus.

Portman Ridge Finance Corporation

We are an externally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act.

The Company originates, structures, and invests in secured term loans, bonds or notes and mezzanine debt primarily in privately-held middle market companies but may also invest in other investments such as loans to publicly-traded companies, high-yield bonds, and distressed debt securities, which we collectively refer to as the Debt Securities Portfolio. The Company also invests in joint ventures and debt and subordinated securities issued by collateralized loan obligation funds, or CLO Fund Securities. In addition, from time to time the Company may invest in the equity securities of privately held middle market companies and may also receive warrants or options to purchase common stock in connection with its debt investments.

The Company has elected to be treated and intends to continue to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. To qualify as a RIC, the Company must, among other things, meet certain source-of-income, asset diversification and annual distribution requirements. As a RIC, the Company generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes in a timely manner to its stockholders.

Our Adviser

Our investment activities are managed by our Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and is an affiliate of BC Partners. Our Adviser is responsible for managing the Company’s assets in accordance with our investment objective, policies and restrictions, determining the composition of the Company’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes, identifying, evaluating and negotiating the structure of the Company’s investments, monitoring the Company’s investments, determining the securities and other assets that the Company will purchase, retain or sell, assisting the Board with its valuation of the Company’s assets, directing investment professionals of the Adviser to provide managerial assistance to the Company’s portfolio companies and performing due diligence on prospective portfolio companies. Under the investment advisory agreement we have entered into with our Adviser, or the Investment Advisory Agreement, we pay our Adviser a base management fee and an incentive fee for its services.

Our Administrator

Our administrative functions are provided by our Administrator under an administration agreement, or the Administration Agreement. Our Administrator oversees the performance of our required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Under the Administration Agreement, we pay our Administrator an amount equal to our allocable portion of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

Purchase Agreements

On October 22, 2021, we entered into a purchase and sale agreement with JMP Group Inc. and JMP Capital LLC (collectively, the “Sellers”), pursuant to which we purchased $18.1 million of portfolio assets from the Sellers in exchange for $1.4 million in cash and 556,852 shares of our common stock (which shares were sold at a price equal to their net asset value). PTMN also agreed to file this registration statement covering the resale of the 556,852 shares of our common stock by the Sellers or their transferees or other successors-in-interest. Subsequent to the closing of the transaction, the Sellers resold the shares of our common stock received by them in the transaction to six institutional accredited investors in a private resale transaction. These six institutional accredited investors are listed as selling stockholders in the section entitled “Selling Stockholders.”

On May 6, 2021, we entered into a securities purchase agreement with LibreMax Capital, LLC (“LibreMax”) and affiliates of the Adviser, for the sale of 1,381,305 shares of the Company’s common stock at the net asset value per share of the Company’s common stock. The Company received proceeds in cash of approximately $4.02 million from the sale, and the transaction closed on May 6, 2021. These sales are being made in accordance with the terms of the agreement that the Company entered into in connection with its externalization in 2019, which require the Company’s investment adviser and/or its affiliates to use up to $10 million of the incentive fee actually paid by the Company to the investment adviser prior to the second anniversary of the closing of the externalization transaction to buy newly issued shares of the Company’s common stock at the net asset value per share of the common stock. PTMN is filing this registration statement to cover the resale of LibreMax’s shares of our common stock.

FEES AND EXPENSES

The information in the following table is being provided to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “the Company,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Annual Expenses (as percentage of net assets attributable to common stock):
Base management fee payable under the Investment Advisory Agreement	2.8	%(1)
Incentive fee payable under the Investment Advisory Agreement (17.50% of net investment income and realized capital gains)	3.1	%(2)
Interest payments on borrowed funds	5.1	%(3)
Other expenses	3.3	%(4)

Total annual expenses	14.3%

(1)

Our base management fee, payable quarterly in arrears, is calculated at an annual rate of 1.50% of our average adjusted gross assets, excluding cash and cash equivalents but including assets purchase with borrowed amounts.

(2)

Our incentive fee consists of two parts: (1) a portion based on our pre-incentive fee net investment income, or the Income-Based Fee, and (2) a portion based on the capital gains received on our portfolio of securities on a cumulative basis for each calendar year, net of all realized capital losses and all unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains fee, or the Capital Gains Fee. The Income-Based Fee is 17.50% of pre-incentive fee net investment income with a 7.00% hurdle rate. The Capital Gains Fee is 17.50% of capital gains computed net of all realized capital losses and gross unrealized capital depreciation.

(3)

“Interest payments on borrowed funds” represent our annual interest payment, fees and credit facility expenses based on annualized results of operations for the nine-months ended September 30, 2021, including with respect to our revolving credit facility and outstanding unsecured notes. The costs associated with any outstanding indebtedness are indirectly borne by our common stockholders. The amount of leverage we employ at any particular time will depend on, among other things, the Board’s and our Adviser’s assessment of the market and other factors at the time at any proposed borrowing. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(4)

“Other expenses” (approximately $8.9 million) represent amounts which are based upon the annualized results of our operations for the nine-months ended September 30, 2021, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our Administrator.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$112	$316	$495	$854
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return entirely from realized gains	$121	$337	$524	$888

(1)	Assumes we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the periods indicated.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the income incentive fee under the Investment Advisory Agreement may not be earned or payable and is not included in the example. If we achieve sufficient returns on our investments to trigger an income incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by (a) the market price per share of our common stock at the close of trading on the payment date fixed by the Board in the event that newly issued shares of our common stock are used to implement the dividend reinvestment plan or (b) the average purchase price of all shares of common stock purchased by the plan administrator in the event that shares are purchased in the open market to implement the requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

We have presented our financial highlights, as adjusted for the reverse stock split of our common stock described elsewhere herein, for the ten-year period ended December 31, 2020 below. The information presented in the table below for the five-year period ended December 31, 2020 has been derived from the consolidated financial highlights for such five-year period included in our Annual Report on Form 10-K for the year ended December 31, 2020, but has been adjusted by management to take into account our recent reverse stock split of shares of our common stock.

	For the Years Ended December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, at beginning of period	$33.95	$42.33	$48.69	$52.43	$58.25	$69.43	$75.11	$78.53	$78.52	$82.10
Net investment income(1)	3.40	0.82	2.70	2.95	4.99	6.54	5.88	6.16	6.48	4.45
Net realized gains (losses) from investments(1)	1.52	(4.16)	(4.40)	(1.87)	(1.66)	(1.66)	(3.03)	(3.77)	(1.24)	(8.08)
Realized (losses) gains from extinguishment of debt(1)	—	(0.30)	(0.05)	(1.12)	—	(0.12)	(0.22)	(0.17)	—	—
Net change in unrealized (depreciation) appreciation on investments(1)	1.36	0.30	(0.81)	0.90	(3.62)	(9.74)	1.78	3.09	3.92	6.19

Net (decrease) increase in net assets resulting from operations	6.28	(3.34)	(2.56)	0.86	(0.29)	(4.98)	4.41	5.31	9.16	2.56
Net decrease in net assets resulting from distributions	(2.40)	(3.20)	(4.00)	(4.80)	(5.93)	(6.30)	(9.99)	(10.50)	(9.35)	(6.84)
Net increase/(decrease) in net assets relating to stock-based transactions	(9.06)	(1.84)	0.20	0.20	0.40	0.10	(0.10)	1.77	0.20	0.70
Net asset value, end of period	$28.77	$33.95	$42.33	$48.69	$52.43	$58.25	$69.43	$75.11	$78.53	$78.52
Total net asset value return(2)	(8.3)%	(12.1)%	(4.7)%	2.0%	0.2%	(7.2)%	5.7%	9.1%	11.9%	4.0%
Ratio/Supplemental Data:
Per share market value at beginning of period	$21.20	$34.60	$34.10	$39.80	$40.70	$68.20	$80.70	$91.90	$63.10	$69.70
Per share market value at end of period	$19.10	$21.20	$34.60	$34.10	$39.80	$40.70	$68.20	$80.70	$91.90	$63.10
Total market return(3)	1.4%	(29.5)%	13.2%	(2.3)%	12.3%	(31.2)%	(3.1)%	(0.7)%	60.5%	0.4%
Shares outstanding at end of period	7,516,423	4,482,968	3,732,685	3,733,922	3,717,829	3,710,001	3,677,513	3,333,212	2,647,041	2,299,221
Net assets at end of period	$216,263,863	$152,198,570	$158,021,011	$181,804,576	$194,924,925	$216,100,470	$255,316,701	$250,369,693	$207,875,659	$180,525,942
Portfolio turnover rate(5)	55.7%	51.7%	38.3%	100.5%	34.3%	32.5%	45.8%	45.5%	39.2%	24.5%
Average par debt outstanding	—	—	105,230,252	134,020,367	189,836,675	224,498,433	196,622,077	150,828,586	80,758,743	53,974,098
Asset coverage ratio	156%	195%	249%	271%	205%	202%	211%	226%	305%	401%
Ratio of net investment income to average net assets (annualized)	9.2%	2.0%	5.9%	5.8%	9.0%	9.8%	7.9%	7.8%	8.3%	5.2%
Ratio of total expenses to average net assets (annualized)	14.0%	15.1%	10.1%	9.2%	8.6%	8.6%	8.2%	7.5%	7.2%	6.0%
Ratio of interest expense to average net assets (annualized)	5.6%	5.3%	4.4%	4.1%	4.3%	4.7%	4.5%	3.9%	3.4%	2.3%
Ratio of non-interest expenses to average net assets (annualized)	8.4%	9.8%	5.7%	5.1%	4.2%	3.9%	3.7%	3.6%	3.7%	3.7%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)

Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus distributions, divided by the beginning net asset value per share.

(3)	Total market return equals the change in the ending market price over the beginning of period price per share plus distributions, divided by the beginning price.
(4)	Not annualized. Portfolio turnover rate equals the year-to-date sales and paydowns over the average of the invested assets at fair value.
(5)	Annualized

RISK FACTORS

Investing in our shares of common stock involves a high degree of risk. Before deciding whether to invest in our shares of common stock you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, our subsequently filed Quarterly Reports on Form 10-Q, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our shares of common stock to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and the information in “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar words, although not all forward-looking statements include these words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, our ability to successfully and profitably integrate acquired assets and companies, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus, should not be regarded as a representation by us that our plans or objectives will be achieved.

The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the return or impact of current and future investments;

•	our contractual arrangements and other relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment;

•

our ability to operate as a business development company and a regulated investment company, including the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our ability to recover unrealized losses;

•	market conditions and our ability to access additional capital; and

•	the timing, form and amount of any dividend distributions.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

All of the securities offered by this prospectus are being registered for the account of the selling stockholders. We will not receive any of the proceeds from the sale of these securities. We have agreed to pay all costs, expenses and fees relating to the registration of the securities covered by this prospectus. The selling stockholders will bear all commissions and discounts, if any, attributable to the sale of the securities.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the Nasdaq under the symbol “PTMN.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the net asset value, or NAV, per share of our common stock, the high and low closing sales prices for our common stock and such sales prices as a percentage of NAV per share.

		Closing Sales Price(2)(4)		Premium/ (Discount) of High Sales Price to NAV(3)(4)	Premium/ (Discount) of Low Sales Price to NAV(3)(4)
Period	NAV(1)(4)	High	Low
Fourth Quarter of 2021 (as of November 22, 2021)	*			*	*
Third Quarter of 2021	$29.71	$25.70	$22.80	(13.50)%	(23.26)%
Second Quarter of 2021	$29.28	$24.60	$21.70	(15.98)%	(25.89)%
First Quarter of 2021	$29.24	$21.70	$18.20	(25.79)%	(37.76)%
Fourth Quarter of 2020	$28.77	$19.10	$12.60	(33.61)%	(56.20)%
Third Quarter of 2020	$28.51	$13.50	$10.50	(52.65)%	(63.17)%
Second Quarter of 2020	$27.13	$14.40	$8.40	(46.92)%	(69.04)%
First Quarter of 2020	$26.91	$23.60	$7.50	(12.30)%	(72.13)%
Fourth Quarter of 2019	$33.95	$22.60	$20.30	(33.43)%	(40.21)%
Third Quarter of 2019	$35.51	$24.70	$21.50	(30.44)%	(39.45)%
Second Quarter of 2019	$37.26	$37.50	$22.50	0.64%	(39.61)%
First Quarter of 2019	$38.49	$36.80	$33.20	(4.39)%	(13.74)%

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Closing sales price as provided by the Nasdaq.
(3)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(4)

On August 23, 2021, we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of Delaware to effect a 1-for-10 reverse stock split of the issued and outstanding (or held in treasury) of our common stock. The reverse split became effective as of 12:01 a.m. on August 26, 2021. The share information in the table above has been adjusted to reflect the impact of the reverse stock split thereon.

*	Not determinable at the time of filing.

On November 22, 2021, the reported closing sales price of our common stock was $24.51 per share. As of November 22, 2021, we had 57 stockholders of record, which did not include stockholders for whom shares are held in “nominee” or “street name”.

SENIOR SECURITIES

Information about our senior securities as of each of the years ended December 31, 2020, 2019, 2018, 2017, 2016, 2015, 2014, 2013, 2012 and 2011 can be found under “Note 7. Borrowings – Senior Securities” in the independent auditors report in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which is incorporated by reference into this prospectus. The report of KPMG LLP on the Senior Securities table as of December 31, 2020 and 2019, is included in their audit report on the Company’s consolidated financial statements, which is incorporated by reference herein. Ernst & Young LLP’s report on the senior securities table as of December 31, 2018, 2017 and 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Information about our senior securities as of September 30, 2021 can be found under “Item 1. – Note 6. Borrowings – Senior Securities” in our Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus.

BUSINESS

The information in “Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2021 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board of Directors of the Company (the “Board”) approved the valuation of the Company’s investment portfolio, as of September 30, 2021 at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

PORTMAN RIDGE FINANCE CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2021

Debt Securities Portfolio

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
1A Smart Start LLC 500 E Dallas Rd #100, Grapevine, TX 76051 Consumer goods: Non-durable	(8)(14)	Senior Secured Loan — First Lien Term Loan 5.8% Cash, 6 Month Libor (1.00%) + 4.75%; Libor Floor 1.00%, Due 8/27	10/28/2020	$2,079,053	$1,852,203	$2,085,974	0.8%

Accordion Partners LLC 31 West 52nd Street, 16th Floor New York, NY 10019 Finance	(8)(13)(14)(23)	Senior Secured Loan — Delayed Draw Term Loan 1.0% Cash, Due 9/27	9/24/2021	—	(21,000)	(21,000)	0.0%

Accordion Partners LLC 31 West 52nd Street, 16th Floor New York, NY 10019 Finance	(8)(13)(23)	Senior Secured Loan — Revolver 0.5% Cash, Due 9/27	9/24/2021	—	(75,000)	(75,000)	0.0%

Accordion Partners LLC 31 West 52nd Street, 16th Floor New York, NY 10019 Finance	(8)(13)(14)	Senior Secured Loan — Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 9/27	9/24/2021	11,200,000	11,032,537	11,032,000	4.1%

Advantage Capital Holdings LLC 7905 Cochran Road Suite 300 Glenwillow, OH 44139 Banking, Finance, Insurance & Real Estate	(8)(13)(14)(21)	Senior Secured Loan — Delayed Draw Term Loan 5.0% Cash, 8.0% PIK, Due 1/25	2/14/2020	2,968,560	2,968,560	2,968,560	1.1%

Advantage Capital Holdings LLC 415 Bedford Road — Suite 102 Pleasantville NY, 10570 Banking, Finance, Insurance & Real Estate	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 5.0% Cash, 8.0% PIK, Due 1/25	2/14/2020	2,622,599	2,622,599	2,622,599	1.0%

AIS Holdco, LLC 415 Bedford Road — Suite 102 Pleasantville NY, 10570 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan A 5.1% Cash, 3 Month Libor (0.13%) + 5.00%, Due 8/25	10/28/2020	2,511,300	2,094,296	2,446,760	0.9%

AMCP Pet Holdings, Inc. 801 Crescent Center Drive Franklin, TN 37067 Beverage, Food and Tobacco	(8)(13)(14)(21)(23)	Senior Secured Loan — Delayed Draw Term Loan 1.0% Cash, Due 10/26	12/9/2020	—	(17,275)	—	0.0%

AMCP Pet Holdings, Inc. 38281 Industrial Park Road, Lisbon, OH 44432 Beverage, Food and Tobacco	(8)(13)(21)(23)	Senior Secured Loan — Revolving Loan 7.3% Cash, 3 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 10/26	12/9/2020	475,000	457,619	475,000	0.2%

AMCP Pet Holdings, Inc. 161 Washington St, Suite 600, Conshohocken, PA 19428 Beverage, Food and Tobacco	(8)(13)(14)(21)	Senior Secured Loan — First Lien Term Loan 7.3% Cash, 6 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 10/26	12/9/2020	4,962,500	4,876,779	4,962,500	1.8%

Analogic Corporation 38281 Industrial Park Road, Lisbon, OH 44432 Electronics	(8)(13)(14)(23)	Senior Secured Loan — Revolver 0.5% Cash, Due 6/23	10/28/2020	—	—	(7,098)	0.0%

Analogic Corporation 38281 Industrial Park Road, Lisbon, OH 44432 Electronics	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan A 6.3% Cash, 1 Month Libor (1.00%) + 5.25%; Libor Floor 1.00%, Due 6/24	10/28/2020	3,528,873	3,176,599	3,405,009	1.3%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
Ancile Solutions, Inc. 6085 Marshalee Drive Suite 300, Elkridge, MD 21075 High Tech Industries	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 8.0% Cash, 3.0% PIK, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 6/26	6/11/2021	7,011,083	6,815,187	6,835,806	2.5%

Anthem Sports & Entertainment Inc. 8 Centennial Drive Peabody, MA 01960 Media: Broadcasting & Subscription	(8)(13)(14)	Senior Secured Loan — Term Loan 10.5% Cash, 3 Month Libor (1.00%) + 9.50%; Libor Floor 1.00%, Due 9/24	3/31/2021	812,912	724,261	786,737	0.3%

Anthem Sports & Entertainment Inc. 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	(8)(13)(21)(23)	Senior Secured Loan — Revolving Loan 10.5% Cash, 3 Month Libor (1.00%) + 9.50%; Libor Floor 1.00%, Due 9/24	9/9/2019	208,333	183,812	173,450	0.1%

Anthem Sports & Entertainment Inc. 8 Centennial Drive Peabody, MA 01960 Media: Broadcasting & Subscription	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 10.5% Cash, 3 Month Libor (1.00%) + 9.50%; Libor Floor 1.00%, Due 9/24	9/9/2019	3,112,292	3,044,915	3,012,077	1.1%

AP Core Holdings II, LLC 770 Broadway New York, NY 10003 Media: Diversified & Production	(8)(14)	Senior Secured Loan — First Lien Term Loan 6.3% Cash, 1 Month Libor (0.75%) + 5.50%; Libor Floor 0.75%, Due 7/27	7/21/2021	4,000,000	3,940,477	4,023,340	1.5%

AP Core Holdings II, LLC 770 Broadway New York, NY 10003 Media: Diversified & Production	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 6.3% Cash, 1 Month Libor (0.75%) + 5.50%; Libor Floor 0.75%, Due 7/27	7/21/2021	4,000,000	3,940,589	3,940,000	1.5%

Appfire Technologies, LLC 1500 District Ave, Burlington, MA 01803 High Tech Industries	(8)(13)(14)(23)	Senior Secured Loan — Delayed Draw Term Loan 0.1% Cash, Due 3/27	7/7/2021	—	(43,131)	(45,000)	0.0%

Athos Merger Sub LLC 2821 Northrup Way, Suite 275 Bellevue, WA 98004 Services: Business	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 5.1% Cash, 1 Month Libor (0.08%) + 5.00%, Due 7/26	10/28/2020	1,319,019	1,158,907	1,319,019	0.5%

Back Porch International, Inc. 6405 SW Rosewood St, Ste C., Lake Oswego, OR 97035 High Tech Industries	(8)(13)(24)	Senior Secured Loan — First Lien Term Loan 12.5% Cash, 1.0% PIK, 1 Month Libor (2.25%) + 10.25%; Libor Floor 2.25%, Due 3/24	6/9/2021	5,593,090	5,225,707	5,593,090	2.1%

BJ Services, LLC 520 US-22, Bridgewater Township, NJ 08807 Energy: Oil & Gas	(8)(13)(14)	Senior Secured Loan — First Out Term Loan 8.5% Cash, 1 Month Libor (1.50%) + 7.00%; Libor Floor 1.50%, Due 1/23	10/28/2020	1,384,155	1,369,016	1,384,155	0.5%

BMC Acquisition, Inc. 11211 FM 2920 Rd. Tomball, TX 77375 Banking, Finance, Insurance & Real Estate	(8)(14)	Senior Secured Loan — Initial Term Loan 6.3% Cash, 3 Month Libor (1.00%) + 5.25%; Libor Floor 1.00%, Due 12/24	1/2/2018	2,691,522	2,690,784	2,684,793	1.0%

Bristol Hospice 12404 Park Central Drive, Suite 400S Dallas, TX, 75251 Healthcare & Pharmaceuticals	(8)(13)(14)(21)(23)	Senior Secured Loan — Delayed Draw Term Loan 1.0% Cash, Due 12/26	12/22/2020	—	(7,158)	—	0.0%

Bristol Hospice 206 North 2100 West, Ste 202, Salt Lake City, UT 84116 Healthcare & Pharmaceuticals	(8)(13)(14)(21)	Senior Secured Loan — Unitranche 6.3% Cash, 1 Month Libor (1.00%) + 5.25%; Libor Floor 1.00%, Due 12/26	12/22/2020	2,161,747	2,124,095	2,161,747	0.8%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
C.P. Converters, Inc. 15 Grumbacher Road York, PA 17406 Chemicals, Plastics & Rubber	(8)(13)(14)	Senior Secured Loan — Term Loan 7.0% Cash, 3 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 6/23	7/29/2021	1,120,738	1,104,985	1,103,927	0.4%

C.P. Converters, Inc. 206 North 2100 West, Ste 202, Salt Lake City, UT 84116 Chemicals, Plastics & Rubber	(8)(13)(14)	Senior Secured Loan — Seventh Amendment Acquisition Loan 7.5% Cash, 3 Month Libor (1.00%) + 6.50%; Libor Floor 1.00%, Due 6/23	6/26/2020	2,906,250	2,864,474	2,906,250	1.1%

Carestream Health, Inc. 15 Grumbacher Rd, York, PA 17406 Healthcare & Pharmaceuticals	(8)(14)	Junior Secured Loan — 2023 Extended Term Loan (Second Lien) 5.5% Cash, 8.0% PIK, 6 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 8/23	5/8/2020	1,730,386	1,605,794	1,702,994	0.6%

Centric Brands Inc. 150 Verona Street, Rochester, NY 14608 Machinery (Non-Agrclt/Constr/Electr)	(8)(13)(14)(20)	Senior Secured Loan — Term Loan 10.0% PIK, Due 10/25	10/28/2020	8,617,896	7,173,780	7,950,009	2.9%

Centric Brands Inc. 350 Fifth Ave, Empire State Building, 6th Floor New York, NY 10118 Machinery (Non-Agrclt/Constr/Electr)	(8)(13)(14)(23)	Senior Secured Loan — Revolver 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 10/24	10/28/2020	761,825	706,344	761,825	0.3%

Child Development Schools, Inc. 350 Fifth Ave, Empire State Building, 6th Floor New York, NY 10118 Services: Consumer	(8)(13)(14)	Senior Secured Loan — Term Loan 5.3% Cash, 3 Month Libor (1.00%) + 4.25%; Libor Floor 1.00%, Due 5/23	6/6/2018	3,840,200	3,837,036	3,840,200	1.4%

Circustrix Holdings, LLC 4055 Valley View Ln Ste 400 Dallas, TX 75244 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Term Loan 6.5% Cash, 2.5% PIK, 1 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 7/23	1/29/2021	579,154	579,154	579,154	0.2%

Circustrix Holdings, LLC 42 West Center Street, Suite 301 Provo, UT 84603 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Delayed Draw Term Loan 9.0% Cash, 1 Month Libor (1.00%) + 8.00%; Libor Floor 1.00%, Due 7/23	1/11/2021	575,128	575,128	575,128	0.2%

Circustrix Holdings, LLC 301 Matheson Blvd West, Mississauga, ON, L5R 3G3, Canada Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan B 6.5% Cash, 2.5% PIK, 1 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 12/21	10/28/2020	6,610,307	4,773,389	5,677,593	2.1%

Coastal Screen and Rail, LLC 1127 Poinsettia Dr., Delray Beach, FL 33444 Construction & Building	(8)(13)(24)	Senior Secured Loan — First Lien Term Loan 10.5% Cash, 1.5% PIK, Due 1/23	6/9/2021	1,750,000	1,646,662	1,750,000	0.6%

Confluence Technologies, Inc. 233 Wilshire Blvd, Suite 800 Santa Monica, CA 90401 Services: Business	(8)(13)	Junior Secured Loan — Term Loan Second Lien 7.0% Cash, 3 Month Libor (0.50%) + 6.50%; Libor Floor 0.50%, Due 7/29	7/22/2021	2,000,000	1,980,385	1,980,000	0.7%

Convergeone Holdings Corp. 2711 Centerville Road, Suite 400, Wilmington, DE 19808 Electronics	(8)(14)	Senior Secured Loan — First Lien Term Loan 5.1% Cash, 1 Month Libor (0.08%) + 5.00%, Due 1/26	10/28/2020	2,151,476	1,790,719	2,145,054	0.8%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
Datalink, LLC 14055 Riveredge Dr Ste 600, Tampa, FL 33637 Healthcare & Pharmaceuticals	(8)(13)(23)	Senior Secured Loan — Delayed Draw Term Loan (First Lien) 1.0% Cash, Due 11/26	11/23/2020	—	(12,381)	—	0.0%

Datalink, LLC 14055 Riveredge Dr Ste 600, Tampa, FL 33637 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.3% Cash, 1 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 11/26	11/23/2020	2,863,438	2,795,657	2,863,438	1.1%

DCert Buyer, Inc. 131 Griffin Way, Mount Washington, KY 40047 High Tech Industries	(8)(13)(14)	Junior Secured Loan — Term Loan (Second Lien) 7.1% Cash, 1 Month Libor (0.08%) + 7.00%, Due 2/29	3/16/2021	5,400,000	5,387,016	5,445,900	2.0%

Deliver Buyer, Inc. Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands Capital Equipment	(8)(13)(14)	Senior Secured Loan — Incremental Term Loan (First Lien) 7.3% Cash, 3 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 5/24	7/1/2020	4,731,902	4,680,990	4,731,902	1.7%

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands High Tech Industries	(13)	Senior Secured Loan — EUR Term Loan A 5.0% PIK, Due 5/22	5/11/2020	261,136	307,187	256,970	0.1%

Drilling Info Holdings, Inc. 2901 Via Fortuna #200 Austin, TX 78746 High Tech Industries	(8)(13)(14)(21)	Senior Secured Loan — Initial Term Loan (First Lien) 4.3% Cash, 1 Month Libor (0.08%) + 4.25%, Due 7/25	6/27/2019	824,363	824,363	816,614	0.3%

Drilling Info Holdings, Inc. 2901 Via Fortuna #200 Austin, TX 78746 High Tech Industries	(8)(13)(14)(21)	Senior Secured Loan — 2020 Term Loan (First Lien) 4.6% Cash, 1 Month Libor (0.08%) + 4.50%, Due 7/25	2/14/2020	985,000	981,546	983,917	0.4%

Electronics for Imaging, Inc. 6750 Dumbarton Circle Fremont, CA 94555 Electronics	(8)(14)	Senior Secured Loan — First Lien Term Loan 5.1% Cash, 1 Month Libor (0.08%) + 5.00%, Due 7/26	10/28/2020	2,165,206	1,699,195	2,049,000	0.8%

ELO Touch Solutions, Inc. 670 N. McCarthy Blvd. Milpitas, CA 95035 High Tech Industries	(8)(14)	Senior Secured Loan — First Lien Term Loan 6.6% Cash, 1 Month Libor (0.08%) + 6.50%, Due 12/25	10/28/2020	2,483,213	2,168,264	2,491,495	0.9%

Energy Acquisition LP One City Place Drive Suite 450 St Louis, MO 63141 Electronics	(14)	Senior Secured Loan — First Lien Term Loan 4.3% Cash, 2 Month Libor (0.10%) + 4.25%, Due 6/25	10/28/2020	4,784,289	4,012,166	4,756,636	1.8%

Firstlight Holdco Inc. 491 Lisbon Street Lewistown, ME 04240 Telecommunications	(8)(13)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 7.6% Cash, 1 Month Libor (0.08%) + 7.50%, Due 7/26	12/18/2019	400,000	367,113	400,000	0.1%

Geo Parent Corporation 420 Lexington Ave., Suite 1718 New York, NY 10170 Media: Advertising, Printing & Publishing	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 5.3% Cash, 1 Month Libor (0.08%) + 5.25%, Due 12/25	10/28/2020	3,264,896	2,877,635	3,264,896	1.2%

Global Integrated Flooring Systems Inc. 9000 Regency Parkway Suite 400, Cary, NC 27518 Consumer goods: Durable	(8)(13)(23)	Senior Secured Loan — Revolver 0.8% Cash, Due 2/23	10/28/2020	—	—	(19,149)	0.0%

Global Integrated Flooring Systems Inc. 3700 32nd Street SE Grand Rapids, MI 49512 Consumer goods: Durable	(8)(13)	Senior Secured Loan — First Lien Term Loan 9.5% Cash, 3 Month Libor (1.25%) + 8.25%; Libor Floor 1.25%, Due 2/23	10/28/2020	6,300,000	4,835,288	3,485,160	1.3%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
Global Tel*Link Corporation 3700 32nd Street SE Grand Rapids, MI 49512 Telecommunications	(8)(14)	Junior Secured Loan — Term Loan (Second Lien) 8.3% Cash, 1 Month Libor (0.08%) + 8.25%, Due 11/26	5/21/2013	1,500,000	1,483,417	1,406,250	0.5%

Grupo HIMA San Pablo, Inc. P.O. Box 4980 Caguas, PR 00726 Healthcare & Pharmaceuticals	(5)(8)(13)	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	1/30/2013	7,191,667	7,191,667	48,903	0.0%

Grupo HIMA San Pablo, Inc. 601 Lexington Avenue Suite 53 New York, NY 10022 Healthcare & Pharmaceuticals	(5)(8)(13)(14)	Senior Secured Loan — Term B Loan (First Lien) 10.5% Cash, 3 Month Libor (1.50%) + 9.00%; Libor Floor 1.50%, Due 8/21	1/30/2013	2,702,232	2,702,232	1,357,872	0.5%

H.W. Lochner, Inc. 225 West Washington Street, 12th Floor, Chicago, Il 60606 Services: Business	(8)(13)(23)	Senior Secured Loan — Revolver 6.8% Cash, 3 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 7/27	7/2/2021	6,200,524	6,047,170	6,040,524	2.2%

H.W. Lochner, Inc. 225 West Washington Street, 12th Floor, Chicago, Il 60606 Services: Business	(8)(13)(14)	Senior Secured Loan — Term Loan 6.8% Cash, 3 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 7/27	7/2/2021	15,000,000	14,712,460	14,700,000	5.4%

H-CA II, LLC P.O. Box 4980 Caguas, PR 00726 Banking, Finance, Insurance & Real Estate	(8)(13)	Senior Secured Loan — Term Loan 19.0% Cash, Due 2/24	2/16/2021	2,000,000	2,000,000	2,000,000	0.7%

HDC/HW Intermediate Holdings, LLC 620 Division Street, Elizabeth, NJ 07207 High Tech Industries	(8)(13)(14)	Senior Secured Loan — Revolver 8.5% Cash, 3 Month Libor (1.00%) + 7.50%; Libor Floor 1.00%, Due 12/23	10/28/2020	669,722	588,967	593,977	0.2%

HDC/HW Intermediate Holdings, LLC 211 Wacker Dr., Suite 900E Chicago, IL 60606 High Tech Industries	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan A 8.5% Cash, 3 Month Libor (1.00%) + 7.50%; Libor Floor 1.00%, Due 12/23	10/28/2020	6,546,535	5,757,168	5,806,122	2.1%

Helix Acquisition Holdings, Inc. 211 Wacker Dr., Suite 900E Chicago, IL 60606 Metals & Mining	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 8.1% Cash, 3 Month Libor (0.13%) + 8.00%, Due 9/25	12/18/2019	1,400,000	1,247,689	1,360,191	0.5%

Hoffmaster Group, Inc. 9501 Technology Boulevard, Suite 401, Rosemont, IL 60018 Forest Products & Paper	(8)(13)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 3 Month Libor (1.00%) + 9.50%; Libor Floor 1.00%, Due 11/24	5/6/2014	1,600,000	1,581,127	1,358,240	0.5%

Idera, Inc. 2950 North Loop Freeway West, Suite 700, Houston, TX 77042 High Tech Industries	(8)(13)(14)	Junior Secured Loan — Term Loan (Second Lien) 7.5% Cash, 6 Month Libor (0.75%) + 6.75%; Libor Floor 0.75%, Due 2/29	4/29/2021	6,000,000	5,942,874	6,048,600	2.2%

Infobase Holdings, Inc. 1801 Russellville Rd. Bowling Green, KY 42101 High Tech Industries	(8)(13)(14)	Senior Secured Loan — Term Loan 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 12/22	12/13/2017	1,812,500	1,807,555	1,812,500	0.7%

Infobase Holdings, Inc. 2950 North Loop Freeway West Suite 700, Houston, TX 77042 High Tech Industries	(8)(13)(14)	Senior Secured Loan — Term Loan (add on) 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 12/22	12/13/2017	1,921,615	1,916,372	1,921,615	0.7%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
Intermedia Holdings, Inc. 132 West 31st Street New York, NY 10001 High Tech Industries	(8)(14)	Senior Secured Loan — First Lien Term Loan B 7.0% Cash, 1 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 7/25	10/28/2020	2,674,810	2,387,684	2,676,482	1.0%

Keeco, LLC 702 King Farm Boulevard, Suite 400 Rockville, MD 20850 Consumer goods: Durable	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan A 9.5% Cash, 0.8% PIK, 1 Month Libor (1.75%) + 7.75%; Libor Floor 1.75%, Due 3/24	10/28/2020	5,442,260	4,560,968	5,261,033	1.9%

Lifescan Global Corporation 825 East Middlefield Road, Mountain View, CA 94043 Healthcare & Pharmaceuticals	(8)(14)	Senior Secured Loan — First Lien Term Loan A 6.2% Cash, 3 Month Libor (0.15%) + 6.00%, Due 10/24	10/28/2020	3,036,157	2,615,697	3,014,964	1.1%

Location Services Holdings, LLC 135 Janus International Blvd. Temple, GA 30179 Services: Business	(8)(13)(14)(21)(23)	Senior Secured Loan — Revolving Credit 7.8% Cash, 1 Month Libor (1.00%) + 6.75%; Libor Floor 1.00%, Due 10/21	11/7/2019	2,291,667	2,290,205	2,287,167	0.8%

Lucky Bucks, LLC 5820 Live Oak Parkway, Suite 300 Norcross, GA 30071 Hotel, Gaming & Leisure	(8)(13)(14)	Senior Secured Loan — Term Loan 6.3% Cash, 6 Month Libor (0.75%) + 5.50%; Libor Floor 0.75%, Due 7/27	7/20/2021	10,000,000	9,804,159	9,800,000	3.6%

Luminii LLC 30736 Wiegman Road Hayward, CA 94544 Construction & Building	(8)(13)(14)(23)	Senior Secured Loan — Revolver 7.3% Cash, 1 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 4/23	10/28/2020	343,473	314,418	339,145	0.1%

Luminii LLC 360 North Crescent Drive, Beverly Hills, CA 90210 Construction & Building	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan B 7.3% Cash, 1 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 4/23	10/28/2020	7,080,442	6,481,519	7,020,966	2.6%

Mag Ds Corp. 3923 Ranchero Drive Ann Arbor, MI 48108 Aerospace and Defense	(8)(13)(14)(21)	Senior Secured Loan — First Lien Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 4/27	10/28/2020	3,891,201	3,322,235	3,700,532	1.4%

Marble Point Credit Management LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830 Banking, Finance, Insurance & Real Estate	(13)(23)	Senior Secured Loan — Revolver 0.5% Cash, Due 8/28	8/11/2021	—	(25,000)	(25,000)	0.0%

Marble Point Credit Management LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830 Banking, Finance, Insurance & Real Estate	(13)(14)	Senior Secured Loan — Term Loan 7.0% Cash, 3 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 8/28	8/11/2021	5,875,625	5,717,268	5,714,045	2.1%

Maxor National Pharmacy Services, LLC 7777 N. Merrimac Avenue Niles, IL 60714 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 11/23	10/28/2020	8,098,134	7,328,791	8,098,134	3.0%

Maxor National Pharmacy Services, LLC 7777 N. Merrimac Avenue Niles, IL 60714 Healthcare & Pharmaceuticals	(8)(13)(14)(23)	Senior Secured Loan — Revolver 0.5% Cash, Due 11/22	10/28/2020	—	—	—	0.0%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
Ministry Brands, LLC 12730 Fair Lakes Circle, Suite 600, Fairfax, VA 22033 Services: Business	(8)(13)(14)	Junior Secured Loan — April 2018 Incremental Term Loan (Second Lien) 9.0% Cash, 1 Month Libor (1.00%) + 8.00%; Libor Floor 1.00%, Due 6/23	12/18/2019	6,000,000	5,692,827	5,895,000	2.2%

Mother’s Market & Kitchen, Inc. 320 S. Polk St., Suite 100 Amarillo, TX 79101 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 7/23	10/28/2020	6,537,592	5,949,051	6,537,592	2.4%

MSM Acquisitions, Inc. 401 City Avenue Bala Cynwyd, PA 19004 Services: Business	(8)(13)(14)	Senior Secured Loan — Delayed Draw Term Loan (First Lien) 7.0% Cash, 3 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 6/22	12/31/2020	2,922,750	2,926,243	2,920,120	1.1%

MSM Acquisitions, Inc. 401 City Avenue Bala Cynwyd, PA 19004 Services: Business	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.0% Cash, 3 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 12/26	12/31/2020	7,005,971	6,929,459	6,999,665	2.6%

Nasco Healthcare Inc. 16 Simulaids Drive Saugerties, NY 12477 USA Consumer goods: Non-durable	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 6/23	5/22/2020	4,276,086	3,811,036	4,198,261	1.5%

Navex Topco, Inc. 14488 Old Stage Rd, Lenoir City, TN 37772 Electronics	(8)(14)(18)(21)	Junior Secured Loan — Initial Term Loan (Second Lien) 7.1% Cash, 1 Month Libor (0.09%) + 7.00%, Due 9/26	12/4/2018	7,700,000	7,285,597	7,552,430	2.8%

Naviga Inc. 100 Kalmus Drive Costa Mesa, CA 92626 Services: Business	(8)(13)(14)	Senior Secured Loan — Delayed Draw Term Loan 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	10/28/2020	458,407	420,971	450,385	0.2%

Naviga Inc. 800 Concar Drive, Suite 100, San Mateo, CA 94402 Services: Business	(8)(13)	Senior Secured Loan — Delayed Draw Term Loan 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	3/1/2021	757,552	751,116	744,295	0.3%

Naviga Inc. 1100 Peachtree St NE #200, Atlanta, GA 30309 Services: Business	(8)(13)(14)(23)	Senior Secured Loan — Revolver 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	10/28/2020	383,812	327,841	371,818	0.1%

Naviga Inc. 800 Concar Drive, Suite 100, San Mateo, CA 94402 Services: Business	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	10/28/2020	5,012,532	4,603,954	4,924,813	1.8%

Naviga Inc. 96 Cimmings Point Road, Stamford, CT 06902 Services: Business	(8)(13)	Senior Secured Loan — Term Loan 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	3/1/2021	713,686	701,560	701,196	0.3%

Northeast Metal Works LLC 410 John Downey Drive, New Britain, CT 06051 Metals & Mining	(8)(13)(18)	Senior Secured Loan — First Lien Term Loan 8.0% Cash, 2.0% PIK, Due 12/21	6/9/2021	14,002,644	11,882,240	12,322,327	4.5%

One Stop Mailing LLC 601 Regency Drive, Glendale Heights, IL 60139 Transportation: Consumer	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.3% Cash, 1 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 4/27	5/7/2021	7,957,143	7,808,033	7,848,130	2.9%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
Orbit Purchaser LLC 7900 International Dr., Suite 800 Bloomington, MN 55425 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Incremental First Lien Term Loan 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 10/24	10/28/2020	1,528,115	1,368,698	1,528,115	0.6%

Orbit Purchaser LLC 7900 International Dr., Suite 800 Bloomington, MN 55425 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 10/24	10/28/2020	2,528,621	2,260,683	2,528,621	0.9%

Orbit Purchaser LLC 7900 International Dr., Suite 800 Bloomington, MN 55425 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Delayed Draw Term Loan 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 10/24	10/28/2020	739,410	662,273	739,410	0.3%

Phoenix Guarantor Inc. 7921 Jones Branch Drive McLean, VA 22102 Healthcare & Pharmaceuticals	(8)(13)(14)	Junior Secured Loan — Term Loan Second Lien 9.5% Cash, 1 Month Libor (1.00%) + 8.50%; Libor Floor 1.00%, Due 3/27	12/18/2019	1,200,000	1,112,322	1,200,000	0.4%

Pinstripe Holdings, LLC 333 Thornall Street, 7th Floor Edison, NJ 08837 Services: Business	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 6.8% Cash, 6 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 1/25	1/17/2019	4,874,889	4,821,046	4,838,327	1.8%

Pomeroy Technologies, LLC Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands High Tech Industries	(8)(13)	Senior Secured Loan — Senior Term Loan A 5.0% PIK, Due 5/25	5/29/2020	1,523,855	1,197,731	1,165,749	0.4%

Pomeroy Technologies, LLC Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands High Tech Industries	(5)(8)(13)	Senior Secured Loan — Senior Term Loan B 7.0% PIK, Due 5/25	5/29/2020	1,565,210	1,239,086	422,607	0.2%

Pomeroy Technologies, LLC 37 Executive Drive Danbury, CT 06810 High Tech Industries	(8)(13)	Senior Secured Loan — Super Senior Term Loan B 2.0% Cash, 7.0% PIK, Due 5/25	5/29/2020	1,029,908	1,016,445	988,711	0.4%

Pomeroy Technologies, LLC 1020 Petersburg Rd, Hebron, KY 41048 High Tech Industries	(8)(13)	Senior Secured Loan — Term Loan 2.0% Cash, 8.0% PIK, Due 5/25	9/10/2021	48,172	47,693	47,692	0.0%

Priority Holdings, LLC 2001 Westside Parkway, Suite 155 Alpharetta, GA 30004 High Tech Industries	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 6.8% Cash, 6 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 4/27	4/21/2021	7,761,339	7,686,688	7,714,771	2.8%

ProAir Holdings Corporation 3260 Eagle Park Dr., NE, #100, Grand Rapids, MI 49525 Capital Equipment	(5)(8)(13)	Junior Secured Loan — Term Loan (Second Lien) 13.5% Cash, 2.0% PIK, Due 12/22	6/9/2021	7,816,516	3,662,041	3,107,065	1.1%

PSC Industrial Holdings Corp. 200 S Executive Drive, Suite 400, Brookfield, WI 53005 Environmental Industries	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 9.5% Cash, 1 Month Libor (1.00%) + 8.50%; Libor Floor 1.00%, Due 10/25	10/5/2017	3,000,000	2,968,707	3,002,505	1.1%

PVHC Holding Corp 41 Spring Street New Providence, NJ 07974 Containers, Packaging and Glass	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 5.8% Cash, 3 Month Libor (1.00%) + 4.75%; Libor Floor 1.00%, Due 8/24	8/10/2018	2,793,600	2,786,954	2,591,064	1.0%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
Q Holding Company (fka Lex Precision Corp) 41 Spring Street New Providence, NJ 07974 Chemicals, Plastics & Rubber	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 6.0% Cash, 3 Month Libor (1.00%) + 5.00%; Libor Floor 1.00%, Due 12/23	10/28/2020	2,360,936	2,017,093	2,308,760	0.9%

Qualtek USA, LLC 41 Spring Street New Providence, NJ 07974 High Tech Industries	(8)(14)	Senior Secured Loan — First Lien Term Loan 7.3% Cash, 3 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 7/25	10/28/2020	5,547,901	4,604,277	5,497,054	2.0%

Radiology Partners, Inc 5711 Old Buncombe Road, Greenville, SC 29609 Healthcare & Pharmaceuticals	(8)(14)(21)	Senior Secured Loan — Term B Loan (First Lien) 4.3% Cash, 1 Month Libor (0.08%) + 4.25%, Due 7/25	3/24/2020	7,000,000	6,023,245	7,003,395	2.6%

Radius Aerospace, Inc. 32125 Solon Road, Suite 100 Solon, OH 44139 Aerospace and Defense	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 6.8% Cash, 3 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 3/25	6/27/2019	6,576,000	6,516,056	6,241,281	2.3%

Redstone Holdco 2, LP 176 Middlesex Turnpike, Bedford, MA 01730 High Tech Industries	(8)(14)	Junior Secured Loan — Term Loan (Second Lien) 8.5% Cash, 3 Month Libor (0.75%) + 7.75%; Libor Floor 0.75%, Due 4/29	4/16/2021	4,565,747	4,489,801	4,463,018	1.6%

Ritedose Holdings I, Inc. 717 N. Harwood St., Suite 2300 Dallas, TX 75201 Healthcare & Pharmaceuticals	(8)(13)(14)(23)	Senior Secured Loan — Revolver 0.5% Cash, Due 9/23	10/28/2020	—	—	—	0.0%

Ritedose Holdings I, Inc. 2101 El Segundo Boulevard, Suite 401, El Segundo, CA 90245 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.5% Cash, 3 Month Libor (1.00%) + 6.50%; Libor Floor 1.00%, Due 9/23	10/28/2020	6,782,729	6,157,593	6,782,729	2.5%

Robertshaw US Holding Corp. 5425 Wisconsin Avenue, Suite 200, Chevy Chase, MD 20815 Capital Equipment	(8)(13)	Junior Secured Loan — Initial Term Loan (Second Lien) 9.0% Cash, 1 Month Libor (1.00%) + 8.00%; Libor Floor 1.00%, Due 2/26	2/15/2018	3,000,000	2,983,427	2,617,200	1.0%

Roscoe Medical, Inc. 4700 Old International Airport Road, Anchorage, AK 99502 Healthcare & Pharmaceuticals	(8)(13)	Junior Secured Loan — Term Loan (Second Lien) 11.3% Cash, Due 3/22	3/26/2014	8,201,777	8,199,020	7,955,724	2.9%

Safe Fleet Holdings LLC One Technology Circle Columbia, SC 29203 Automotive	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 7.8% Cash, 3 Month Libor (1.00%) + 6.75%; Libor Floor 1.00%, Due 2/26	12/18/2019	700,000	635,218	692,419	0.3%

San Vicente Capital LLC One Technology Circle Columbia, SC 29203 Telecommunications	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 9.5% Cash, 3 Month Libor (1.50%) + 8.00%; Libor Floor 1.50%, Due 6/25	6/10/2020	2,955,000	2,922,277	2,955,000	1.1%

Shipston Group, U.S., Inc. 1222 Hamilton Parkway Itasca, IL 60143 Automotive	(8)(13)(14)(20)	Senior Secured Loan — First Lien Term Loan 7.0% Cash, 2.0% PIK, 3 Month Libor (1.25%) + 5.75%; Libor Floor 1.25%, Due 9/23	10/28/2020	5,946,880	5,080,315	5,569,253	2.1%

Shipston Group, U.S., Inc. 1222 Hamilton Parkway Itasca, IL 60143 Automotive	(8)(13)(14)(20)	Senior Secured Loan — First Lien Term Loan 7.0% Cash, 2.0% PIK, 3 Month Libor (1.25%) + 5.75%; Libor Floor 1.25%, Due 9/23	10/28/2020	398,211	340,137	372,924	0.1%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
South Street Securities Holdings, Inc 6800 East 163rd Street, Belton, MO 64012 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 9.0% Cash, 3 Month Libor (1.00%) + 8.00%; Libor Floor 1.00%, Due 3/26	3/24/2021	7,000,000	6,843,305	6,851,600	2.5%

Sundance Holdings Group, LLC 11726 San Vicente Blvd., Suite 300 Los Angeles, CA 90049 Retail	(8)(13)(14)(20)	Senior Secured Loan — First Lien Term Loan 7.0% Cash, 3 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 5/24	10/28/2020	6,792,219	5,975,549	6,773,201	2.5%

Surge Busy Bee Holdings LLC 100 Crescent CT Suite 7061, Dallas, Texas 75201 Services: Business	(8)(13)(23)	Senior Secured Loan — Revolver 0.8% Cash, Due 11/21	6/9/2021	—	—	—	0.0%

Surge Busy Bee Holdings LLC 100 Crescent CT Suite 7061, Dallas, Texas 75201 Services: Business	(8)(13)(24)	Senior Secured Loan — First Lien Term Loan A 10.1% Cash, 1 Month Libor (0.09%) + 10.00%, Due 11/22	6/9/2021	3,425,000	3,181,122	3,342,800	1.2%

Surge Busy Bee Holdings LLC 100 Crescent CT Suite 7061, Dallas, Texas 75201 Services: Business	(8)(13)(24)	Senior Secured Loan — First Lien Term Loan B 12.0% Cash, 2.0% PIK, Due 11/22	6/9/2021	3,540,127	3,201,816	3,357,810	1.2%

Surge Hippodrome Holdings LLC 1919 McKinney Avenue, Suite 2001, Dallas, Texas 75201 Services: Business	(8)(13)(18)	Senior Secured Loan — Last Out Term Loan 13.5% Cash, 3 Month Libor (2.00%) + 11.50%; Libor Floor 2.00%, Due 8/24	6/9/2021	5,460,000	4,873,332	5,174,988	1.9%

Syncsort Incorporated 1 American Center, 3100 West End Avenue, Suite 150 Nashville, TN 37203 Services: Business	(8)(14)	Senior Secured Loan — First Lien Term Loan 5.0% Cash, 3 Month Libor (0.75%) + 4.25%; Libor Floor 0.75%, Due 3/28	3/19/2021	2,440,763	2,429,283	2,440,372	0.9%

TA/Weg Holdings, LLC 505 N. Highway 169, Suite 900, Plymouth, MN 55441 Banking, Finance, Insurance & Real Estate	(8)(13)(23)	Senior Secured Loan — Delayed Draw Term Loan 0.5% Cash, Due 12/25	6/3/2021	—	(36,236)	(42,982)	0.0%

TA/Weg Holdings, LLC 505 N. Highway 169, Suite 900, Plymouth, MN 55441 Banking, Finance, Insurance & Real Estate	(8)(13)(23)	Senior Secured Loan — Delayed Draw Term Loan 0.5% Cash, Due 12/25	8/13/2021	—	(19,380)	(44,000)	0.0%

TA/Weg Holdings, LLC 505 N. Highway 169, Suite 900, Plymouth, MN 55441 Banking, Finance, Insurance & Real Estate	(8)(13)	Senior Secured Loan — Delayed Draw Term Loan 6.8% Cash, 3 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 12/25	7/29/2021	2,185,143	2,174,370	2,173,125	0.8%

TA/Weg Holdings, LLC 505 N. Highway 169, Suite 900, Plymouth, MN 55441 Banking, Finance, Insurance & Real Estate	(8)(13)(23)	Senior Secured Loan — Revolver 6.8% Cash, 3 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 12/25	8/13/2021	375,000	372,577	372,250	0.1%

Tailwind Randys, LLC 23540 Cottonwood Pkwy, California, MD 20619 Automotive	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 5/25	6/27/2019	4,887,500	4,834,773	4,846,934	1.8%

Tank Partners Equipment Holdings LLC 3865 W 2400 S West Valley City, UT 84120-7212 Energy: Oil & Gas	(5)(8)(13)	Senior Unsecured Bond — 10.00%—02/2022—TankConvert 10.0% PIK, Due 2/22	2/15/2019	511,269	416,170	43,202	0.0%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
Tex-Tech Industries, Inc. 247 Station Drive, Suite NE1 Westwood, MA 02090 Textiles and Leather	(8)(13)(14)	Junior Secured Loan — Term Loan (Second Lien) 11.0% Cash, 0.5% PIK, 1 Month Libor (1.00%) + 10.00%; Libor Floor 1.00%, Due 8/24	8/24/2017	12,537,550	12,418,665	11,118,299	4.1%

The Edelman Financial Center, LLC 575 Fifth Avenue 14th Floor, New York NY 10017 Banking, Finance, Insurance & Real Estate	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 6.8% Cash, 1 Month Libor (0.08%) + 6.75%, Due 7/26	12/18/2019	300,000	276,325	302,718	0.1%

Theragenics Corp One City Center, 11th Floor, Portland, ME 04101 Healthcare & Pharmaceuticals	(8)(14)	Senior Secured Loan — First Lien Term Loan 9.0% Cash, 1 Month Libor (1.00%) + 8.00%; Libor Floor 1.00%, Due 5/24	10/28/2020	7,531,435	6,674,115	7,531,435	2.8%

TLE Holdings, LLC 4000 Legato Road, 9th Floor Fairfax, VA 22033 Healthcare, Education and Childcare	(8)(13)(14)(21)(23)	Senior Secured Loan — Delayed Draw Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 6/24	6/27/2019	737,224	736,283	731,976	0.3%

TLE Holdings, LLC 3916 Westpoint Blvd. Winston-Salem, NC 27103 Healthcare, Education and Childcare	(8)(13)(14)(21)	Senior Secured Loan — Initial Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 6/24	6/27/2019	5,587,840	5,573,521	5,548,167	2.0%

Travelport Finance (Luxembourg) S.A R.L. 5203 Bristol Industrial Way Buford, GA 30518 Services: Business	(3)(13)(14)	Senior Secured Loan — Term Loan 5.1% Cash, 3 Month Libor (0.13%) + 5.00%, Due 5/26	10/28/2020	—	138,440	—	0.0%

Triangle Home Fashions LLC 210 Hillsboro Technology Drive, Deerfield Beach, FL 33441 Consumer goods: Durable	(8)(13)(14)(20)	Senior Secured Loan — First Lien Term Loan 6.8% Cash, 1 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 3/23	10/28/2020	10,500,000	9,660,307	10,500,000	3.9%

Trident Technologies, LLC 21973 Commerce Parkway, Strongsville, OH 44149 Services: Business	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.5% Cash, 3 Month Libor (1.50%) + 6.00%; Libor Floor 1.50%, Due 12/25	5/10/2021	1,425,000	1,415,179	1,416,165	0.5%

Trident Technologies, LLC 21973 Commerce Parkway, Strongsville, OH 44149 Services: Business	(8)(13)(14)(21)	Senior Secured Loan — Initial Term Loan 7.5% Cash, 3 Month Libor (1.50%) + 6.00%; Libor Floor 1.50%, Due 12/25	5/1/2020	8,478,157	8,297,126	8,425,593	3.1%

TronAir Parent Inc. 210 Hillsboro Technology Drive, Deerfield Beach, FL 33441 Aerospace and Defense	(8)(13)(14)	Senior Secured Loan — Initial Term Loan (First Lien) 6.8% Cash, 3 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 9/23	9/30/2016	919,736	918,294	845,329	0.3%

TRSO II, Inc. One Embarcadero Center, 39th Floor, San Francisco, CA 94111 Energy: Oil & Gas	(5)(8)(13)	Junior Secured Loan — Promissory Note 1.7% PIK, Due 1/25	1/24/2020	72,552	72,552	—	0.0%

Vectra Co. 2700 E. Interstate 20 P.O. Box 2488, Odessa, TX 79760 Chemicals, Plastics & Rubber	(8)(14)	Junior Secured Loan — Initial Loan (Second Lien) 7.3% Cash, 1 Month Libor (0.08%) + 7.25%, Due 3/26	12/18/2019	400,000	361,162	392,668	0.1%

VTK Acquisition, Inc. 751 Summit Avenue, Mankato, MN 56001 Capital Equipment	(8)(13)(18)	Senior Secured Loan — Revolver 6.6% Cash, 3 Month Libor (0.13%) + 6.50%, Due 12/21	6/9/2021	1,536,097	1,488,536	1,533,793	0.6%

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
VTK Acquisition, Inc. 751 Summit Avenue, Mankato, MN 56001 Capital Equipment	(8)(13)(18)	Senior Secured Loan — First Lien Term Loan 8.1% Cash, 3 Month Libor (0.13%) + 8.00%, Due 3/22	6/9/2021	2,712,500	2,489,208	2,538,357	0.9%

WireCo WorldGroup Inc. 120 South Central Ave., Suite 200, St. Louis, MO 63105 Capital Equipment	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 10.0% Cash, 6 Month Libor (1.00%) + 9.00%; Libor Floor 1.00%, Due 9/24	8/9/2016	2,555,556	2,541,175	2,540,657	0.9%

Wonder Love, Inc. 50 Tice Blvd Woodcliff Lake, NJ 07677 Media: Diversified & Production	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 6.0% Cash, 3 Month Libor (1.00%) + 5.00%; Libor Floor 1.00%, Due 11/24	11/18/2019	2,475,000	2,444,023	2,475,000	0.9%

Zest Acquisition Corp. 100 N. Spulveda Boulevard, 12th Floor, El Segundo, CA 90245 Healthcare, Education and Childcare	(8)(13)(14)(18)	Junior Secured Loan — Initial Term Loan (Second Lien) 8.0% Cash, 1 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 3/26	3/8/2018	3,500,000	3,487,489	3,485,300	1.3%

Total Investment in Debt Securities (167.7% of net asset value at fair value)				$485,086,064	$450,601,744	$455,079,876	167.7%

Equity Securities Portfolio

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Quantity/ Par/Shares	Percent of Class Held	Cost	Fair Value[2]	% of Net Assets
4L Ultimate Topco Corporation 4200 Columbus Street Ottawa, IL 61350 Services: Business	(8)(13)(19)	Common	5/29/2020	$321	0.3%	$29,275	$29,276	0.0%

AAPC Holdings, LLC 2222 Sedwick Drive Durham, NC 27713 Healthcare & Pharmaceuticals	(8)(13)(21)(22)	Class A Preferred Units	6/27/2019	5,500,000	3.0%	5,500,000	5,528,050	2.0%

Advantage Capital Holdings LLC 415 Bedford Road — Suite 102, Pleasantville, NY, 10570 Banking, Finance, Insurance & Real Estate	(8)(13)(19)(22)	Class A Membership Units	2/14/2020	628	0.6%	—	204,420	0.1%

Anthem Sports & Entertainment Inc. 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	(8)(13)(19)(21)	Warrant Class A	9/9/2019	263	0.6%	46,371	30,717	0.0%

Anthem Sports & Entertainment Inc. 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	(8)(13)(19)(21)	Warrant Class B	9/9/2019	46	0.6%	—	—	0.0%

Anthem Sports & Entertainment Inc. 8270 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	(8)(13)(19)(21)	Warrant Common Stock	9/9/2019	859	0.6%	—	—	0.0%

ATP Oil & Gas Corporation 4600 Post Oak Place, Suite 100, Houston, TX, 77027 Energy: Oil & Gas	(8)(11)(13)	Limited Term Royalty Interest	12/18/2019	864,798	5.0%	864,798	2,127,100	0.8%

BMP Slappey Holdco, LLC 4260 Cahaba Heights Court, Suite 100, Birmingham, AL 35243 Telecommunications	(8)(13)(18)(19)(25)	Preferred Stock	6/9/2021	200,000	4.9%	466,949	441,605	0.2%

BMP Slappey Investment II 4260 Cahaba Heights Court, Suite 100, Birmingham, AL 35243 Telecommunications	(8)(13)(18)(19)(25)	Preferred Stock	6/9/2021	88,946	2.2%	207,666	196,395	0.1%

Brite Media LLC 475 14th Street, Suite 200, Oakland, CA 94612 Media: Advertising, Printing & Publishing	(8)(13)(19)	Common Stock	6/9/2021	139	0.9%	150,026	245,565	0.1%

Carestream Health, Inc. 150 Verona Street Rochester, New York 14608 Healthcare & Pharmaceuticals	(8)(13)(19)	Warrant	5/8/2020	33	0.0%	—	—	0.0%

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Quantity/ Par/Shares	Percent of Class Held	Cost	Fair Value[2]	% of Net Assets
Centric Brands Inc. 350 Fifth Ave, Empire State Building, 6th Floor New York, NY 10118 Machinery (Non-Agrclt/Constr/Electr)	(8)(13)(14)(19)	Common	10/28/2020	36,342	0.4%	—	42,447	0.0%

Coastal Screen and Rail, LLC 1127 Poinsettia Dr., Delray Beach, FL 33444 Construction & Building	(8)(13)(19)(25)	Preferred Stock	6/9/2021	150,000	3.9%	418,387	400,000	0.1%

EJF Investments Ltd. 399 Park Ave, New York, NY 10043 Banking, Finance, Insurance & Real Estate	(3)(19)	Preferred Equity	6/17/2020	1,000,000	16.7%	1,256,211	1,546,700	0.6%

Everyware Global, Inc. 519 N. Pierce Avenue Lancaster, OH 43130 Consumer goods: Durable	(8)(13)(19)	Common	10/28/2020	1,085,565	2.4%	345,834	2,008,295	0.7%

Flight Lease VII 324 Datura Street, Suite 252, West Palm Beach, FL 33401 Aerospace and Defense	(8)(13)(16)(19)(26)	Common Stock	6/9/2021	1,938	46.1%	280,170	300,000	0.1%

Flight Lease XII 324 Datura Street, Suite 252, West Palm Beach, FL 33401 Aerospace and Defense	(8)(13)(18)(19)(25)	Common Stock	6/9/2021	1,000	19.2%	529,787	580,448	0.2%

FP WRCA Coinvestment Fund VII, Ltd. 2400 W75th St., Prairie Village, KS 66208 Capital Equipment	(3)(13)(19)	Class A Shares	2/2/2007	1,500,000	0.2%	1,500,000	738,000	0.3%

Fusion Connect, Inc. 420 Lexington Ave., Suite 1718 New York, NY 10170 Telecommunications	(8)(13)(14)(19)	Common	10/28/2020	121,871	3.1%	865,853	220,587	0.1%

GIG Rooster Holdings I, LLC 16285 Park Ten Place, Suite 120 Houston, TX 77084 Energy: Oil & Gas	(8)(13)(18)(19)	Common	10/28/2020	99	9.9%	—	79,200	0.0%

KC Engineering & Construction Services, LLC 4921 Memorial Highway, Suite 300, Tampa, FL 33634 Environmental Industries	(8)(13)(19)(25)	Common Stock	6/9/2021	131,081	2.5%	4,314,740	4,500,000	1.7%

Kleen-Tech Acquisition, LLC 7100 Broadway, Suite 6-L, Denver, CO 80221 Services: Business	(8)(13)(18)(19)(25)	Common Stock	6/9/2021	250,000	6.9%	1,264,409	1,240,000	0.5%

New Millennium Holdco, Inc. (Millennium Health, LLC) 16981 Via Tazon, San Diego, CA 92127 Healthcare & Pharmaceuticals	(8)(13)(19)	Common	10/7/2014	29,699	0.0%	1,953,299	1,000	0.0%

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Quantity/ Par/Shares	Percent of Class Held	Cost	Fair Value[2]	% of Net Assets
Northeast Metal Works LLC 410 John Downey Drive, New Britain, CT 06051 Metals & Mining	(8)(13)(18)(19)(25)	Preferred Stock	6/9/2021	2,368	22.8%	—	—	0.0%

Ohene Holdings B.V. Gustav Mahlerplein 23 A Symp 5th, Amsterdam, 1082MS High Tech Industries	(3)(13)(19)	Warrants	3/31/2019	4	0.0%	—	—	0.0%

Prosper Marketplace P.O. Box 396081 San Francisco, CA 94139 Consumer goods: Durable	(6)(8)(13)(19)	Class B Preferred Units	10/28/2020	912,865	2.6%	278,865	264,731	0.1%

Ravn Air Group, Inc. 600 First Avenue, Suite 600 King of Prussia, PA 19406 Aerospace and Defense	(8)(13)(19)	Class B Membership Units	10/30/2020	1,172	1.7%	247,543	71,223	0.0%

Roscoe Investors, LLC 21973 Commerce Parkway, Strongsville, OH 44149 Healthcare & Pharmaceuticals	(8)(13)(19)	Class A Units	3/26/2014	10,000	1.1%	1,000,000	483,000	0.2%

Safety Services Holdings Corporation, 2626 S Roosevelt St, Suite 2, Tempe, AZ 85282 Services: Business	(8)(13)(19)	Preferred Stock	6/9/2021	100,000	0.6%	43,334	50,000	0.0%

Surge Busy Bee Holdings LLC 100 Crescent CT Suite 7061, Dallas, Texas 75201 Services: Business	(8)(13)(19)(25)	Warrants	6/9/2021	105	4.8%	62,571	—	0.0%

Surge Hippodrome Holdings LLC 1919 McKinney Avenue, Suite 2001, Dallas, Texas 75201 Services: Business	(8)(13)(18)(19)(25)	Warrants	6/9/2021	10	6.4%	159,322	180,000	0.1%

Surge Hippodrome Partners LP 1919 McKinney Avenue, Suite 2001, Dallas, Texas 75201 Services: Business	(8)(13)(18)(19)(25)	Common Stock	6/9/2021	176	10.7%	357,029	300,000	0.1%

Tank Partners Equipment Holdings LLC 575 Fifth Avenue 14th Floor, New York NY 10017 Energy: Oil & Gas	(8)(9)(13)(19)	Class A Units	8/28/2014	49,000	48.5%	6,228,000	—	0.0%

TRSO II, Inc. 2700 E. Interstate 20 P.O. Box 2488, Odessa, TX 79760 Energy: Oil & Gas	(8)(13)(19)	Common Stock	12/24/2012	1,228	1.3%	420,289	—	0.0%

VTK Acquisition, Inc. 751 Summit Avenue, Mankato, MN 56001 Capital Equipment	(8)(13)(18)(19)(25)	Common Stock	6/9/2021	90	9.0%	250,959	490,000	0.2%

World Business Lenders, LLC 101 Hudson Street, 33rd Floor, Jersey City, NJ 07302 Banking, Finance, Insurance & Real Estate	(13)(19)	Common Stock	6/9/2021	49,209	0.3%	—	—	0.0%

Total Investment in Equity Securities (8.2% of net asset value at fair value)						$29,041,687	$22,298,759	8.2%

CLO Fund Securities

Portfolio Company		Investment[15,11]	Initial Acquisition Date	Percentage Ownership	Amortized Cost	Fair Value[2]	% of Net Assets
Catamaran CLO 2013- 1 Ltd. Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(13)	Subordinated Securities, effective interest 8.0%, 1/28 maturity	6/4/2013	23.3%	5,695,114	3,404,929	1.3%

Catamaran CLO 2014-1 Ltd. 655 Broad Street 8th Floor Newark, NJ 07102 United States	(3)(13)	Subordinated Securities, effective interest 5.5%, 4/30 maturity	5/6/2014	22.2%	9,619,787	5,218,279	1.9%

Dryden 30 Senior Loan Fund Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(13)	Subordinated Securities, effective interest 20.5%, 11/28 maturity	10/10/2013	6.8%	1,099,275	1,364,999	0.5%

Catamaran CLO 2014-2 Ltd. Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(7)(13)	Subordinated Securities, effective interest 0.0%, 10/26 maturity	8/15/2014	24.9%	6,065,598	—	0.0%

Catamaran CLO 2015-1 Ltd. Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(13)	Subordinated Securities, effective interest 8.7%, 4/27 maturity	5/5/2015	9.9%	2,660,968	162,425	0.1%

Catamaran CLO 2018-1 Ltd Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(13)	Subordinated Securities, effective interest 8.7%, 10/31 maturity	9/27/2018	24.8%	8,823,496	7,023,002	2.6%

Total Investment in CLO Fund Securities (6.3% of net asset value at fair value)					$33,964,238	$17,173,634	6.3%

Asset Manager Affiliates

Portfolio Company / Principal Business	Investment[15]	Initial Acquisition Date	Percentage Ownership	Cost	Fair Value[2]	% of Net Assets
Asset Manager Affiliates 650 Madison Ave FL23, New York, NY 10022	Asset Management Company	12/11/2006	100%	$17,791,230	$—	0.0%

Total Investment in Asset Manager Affiliates (0% of net asset value at fair value)				$17,791,230	$—	0.0%

Derivatives

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Cost	Fair Value[2]	% of Net Assets
AAPC Holdings LLC. 415 Bedford Road — Suite 102, Pleasantville, NY, 10570 Banking, Finance, Insurance & Real Estate	(13)(21)(22)	Securities Swap and Option Agreement	9/30/2019	$—	$(2,000,145)	(0.7)%

Coastal Screen and Rail 1127 Poinsettia Dr., Delray Beach, FL 33444 Construction & Building	(13)(22)	Put Option	8/31/2021	—	—	0.0%

HDNet Holdco LLC 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	(13)(21)(22)	Call Option	9/9/2019	30,609	18,054	0.0%

Total Derivatives (0% of net asset value at fair value)				$30,609	$(1,982,091)	(0.7)%

Joint Ventures

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Percentage Ownership	Cost	Fair Value[2]	% of Net Assets
KCAP Freedom 3 LLC 650 Madison Ave FL23, New York, NY 10022	(9)(13)(16)	Joint Venture	7/19/2017	60%	$27,414,858	$23,946,301	8.8%

BCP Great Lakes Holdings LP 650 Madison Ave FL23, New York, NY 10022 Limited Partnership	(10)(17)(18)(23)	Joint Venture	12/11/2018	24%	43,143,519	43,682,813	16.1%
Total Investment in Joint Ventures (24.9% of net asset value at fair value)					$70,558,377	$67,629,114	24.9%

Total Investments[4]					$601,987,885	$560,199,292	106.4%

[1]

A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each September 30, 2021 loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at September 30, 2021. As noted in the table above 75.5% (based on par) of debt securities contain floors which range between 0.50% and 2.25%.

[2]	Reflects the fair market value of all investments as of September 30, 2021 as determined by the Company’s Board of Directors.
[3]	Non-U.S. company or principal place of business outside the U.S.
[4]

The aggregate cost of investments for federal income tax purposes is approximately $632 million. The aggregate gross unrealized appreciation is approximately $51 million, the aggregate gross unrealized depreciation is approximately $123 million, and the net unrealized depreciation is approximately $72 million.

[5]	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
[6]

Held through Garrison Capital Equity Holdings II LLC and net of non-controlling member’s interest of 17.5% pursuant to the Amended and Restated Limited Liability Company Agreement of Garrison Capital Equity Holdings II LLC.

[7]	During the second quarter of 2020, the Company was notified that this CLO Fund security will cease making distributions to the Company.
[8]

Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Qualifying assets represent approximately 84.4% of the total assets at September 30, 2021.

[9]

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company.

[10]	Non-voting.
[11]

CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.

[12]

This investment is on non-accrual status and receives a 5% royalty interest on oil being produced on certain fields. All production payments received are being applied to the cost basis and are considered return of capital.

[13]	Fair value of this investment was determined using significant unobservable inputs.
[14]	As of September 30, 2021, is investment is pledged to secure the Company’s debt obligations.
[15]

The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities’’ under the Securities Act of 1933.

[16]

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

[17]	Ownership of LP interest held through the holding company BCP Great Lakes Fund, L.P, a non-U.S. company or principal place of business outside the U.S.
[18]

Under the 1940 Act, the Company is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company as the Company owns at least 5% but no more than 25% of the portfolio company’s outstanding voting securities or is under common control with such portfolio company. Other than for purpose of the 1940 Act, the Company does not believe it has control over this portfolio company.

[19]	Non-income producing.
[20]

In addition to the stated interest rate of this security, which is the amount disclosed in this schedule, the Company is entitled to receive additional interest as a result of an arrangement with other lenders in the syndication, whereby the “first out” tranche will have priority over the Company’s

“last out” tranche with respect to payments of principal, interest and any other amounts due thereunder from the borrower. The additional interest received during the quarter has been annualized and included in the spread disclosed for this investment.
[21]	Represents co-investment made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received.
[22]	Information related to the Company’s derivatives is presented below as of September 30, 2021:

Description	Payments made	Payments received	Counterparty	Maturity date	Notional amount	Value	Upfront payments/ receipts	Unrealized gain (loss)
Securities Swap and Option Agreement	18% PIK	16% Cash	Advantage Capital Holdings LLC.	9/15/24	$5,500,000	$(2,000,145)	$—	$(2,000,145)

Description	Counterparty	Number of shares	Notional amount	Exercise price	Expiration date	Value
Call option	HDNet Holdco LLC	0.2	$7,656	$0.01	N/A	$18,054

Put option	Coastal Screen and Rail	—	$150,000	$400,000.00	8/31/2022	$—

[23]

Debt security has an unfunded commitment in addition to the amounts shown in the Consolidated Schedule of Investments. See Note 8 for additional information on the Company’s commitments and contingencies.

[24]	The cash coupon and/or PIK coupon on the loan is subject to a pricing grid based on certain leverage ratios of the portfolio company.
[25]	This investment is owned by HCAP Equity Holdings, LLC, one of the Company’s taxable blocker subsidiaries.
[26]

This is an equity investment that receives a cash flow stream based on lease payments received by Flight Lease VII, LLC. Flight Lease VII, LLC owns an aircraft that was leased to one lessee. The lessee had been in arrears on its lease payments and in June of 2018, Flight Lease VII, LLC terminated the lease. As a result of the cessation of cash flows, future payments on this equity investment will resume only if Flight Lease VII, LLC is successful in obtaining a new lessee or sells the aircraft.

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and “Financial Statements” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information in “Director and Executive Officer Information,” “Director Compensation,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the Company’s Definitive Proxy on Schedule 14A are incorporated herein by reference.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of Sierra Crest and our investment team (the “PTMN Investment Team”). All investment decisions require the majority approval of the PTMN investment committee (the “PTMN Investment Committee”). The PTMN Investment Team sources, identifies and diligences investment opportunities and presents the opportunity to the PTMN Investment Committee for approval. The PTMN Investment Committee is currently comprised of three members of BC Partners Credit (“BCP Credit”) (Ted Goldthorpe, Matthias Ederer and Henry Wang), and one member of BCP PE, or BC Partners Private Equity, Raymond Svider. The PTMN Investment Committee meets regularly to review the opportunities presented by the PTMN Investment Team. Follow-on investments in existing portfolio companies may require the PTMN Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the PTMN Investment Committee. Our Board, including a majority of the Independent Directors, oversees and monitors the investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation we pay to Sierra Crest.

None of Sierra Crest’s investment professionals receive any direct compensation from us in connection with the management of our portfolio.

The following individuals (the “PTMN Portfolio Managers”) have senior responsibility for the management of our investment portfolio: Ted Goldthorpe, Matthias Ederer, Henry Wang, Raymond Svider, and Patrick Schafer. Mr. Schafer is our Chief Investment Officer and has primary responsibility for the day-to-day implementation and management of our investment portfolio.

Biographical information regarding senior members of the PTMN Portfolio Managers who are not directors or executive officers is as follows:

Matthias Ederer

Mr. Ederer is a founding partner of BCP Credit, having previously been a partner and founding team member of Wingspan Investment Management, which he joined in 2013. Prior to Wingspan, he spent seven years in Goldman Sachs’ Special Situations Group and Bank Loan Distressed Investing Group in New York and London.

Raymond Svider

Mr. Svider is a Partner and Chairman of BC Partners. He joined BC Partners in Paris in 1992 before moving to the London office in 2000 to lead its investments in the technology and telecoms industries. Mr. Svider then relocated to New York in 2008. Previously, Mr. Svider worked in investment banking at Wasserstein Perella in New York and Paris, and at the Boston Consulting Group in Chicago.

Henry Wang

Mr. Wang is a founding partner of BCP Credit, having formerly been a Partner at Stonerise Capital Partners where he spent over five years. Previously, he worked for over seven years at Goldman Sachs in its Special Situations Group and Investment Banking Division. Mr. Wang also worked for Vulcan Capital (Paul Allen’s investment firm, co-founder of Microsoft) and Thomas Weisel Partners.

Material conflicts of interest that may arise in connection with the PTMN Portfolio Managers’ management of our investments, on the one hand, and the investments of the other accounts managed by Sierra Crest and its affiliates, on the other. See “Risk Factors—Risks related to our business—There may be conflicts of interest related to obligations that Sierra Crest’s senior management and investment team has to other clients” in our Annual Report on Form 10-K for the year ended December 31, 2020 incorporated by reference herein.

Equity Securities

The dollar range of equity securities in us beneficially owned at September 30, 2021 by each Portfolio Manager is as follows:

Name	Dollar Range of Equity Securities in PTMN(1)
Matthias Ederer	None
Ted Goldthorpe	$100,001—$500,000
Patrick Schafer	$100,001—$500,000
Raymond Svider	None
Henry Wang	None

(1)	Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000 or Over $1,000,000.

Other Accounts Managed

The information below lists the number of other accounts for which each Portfolio Manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2020.

Name of PTMN Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)(1)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)(2)
Matthias Ederer	Registered Investment Companies	2	$369	2	$369
	Other Pooled Investment Vehicles	5	$1,444	5	$1,444
	Other Accounts	5	$1,007	4	$911
Ted Goldthorpe	Registered Investment Companies	2	$369	2	$369
	Other Pooled Investment Vehicles	5	$1,444	5	$1,444
	Other Accounts	5	$1,007	4	$911
Patrick Schafer	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	—	—	—	—
Raymond Svider	Registered Investment Companies	2	$369	2	$369
	Other Pooled Investment Vehicles	5	$1,444	5	$1,444
	Other Accounts	5	$1,007	4	$911
Henry Wang	Registered Investment Companies	2	$369	2	$369
	Other Pooled Investment Vehicles	5	$1,444	5	$1,444
	Other Accounts	5	$1,007	4	$911

(1)	Total Other Assets as defined by BCP, which includes undrawn commitments.
(2)	Represents the assets under management of the accounts managed that have the potential to generate fees in addition to management fees based on total assets.

Compensation

BCP’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and performance-based, discretionary compensation.

Base Compensation: Generally, the Portfolio Managers receive base compensation based on their position with the firm that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation: The PTMN Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•

Annual Bonus: Generally, a PTMN Portfolio Manager receives an annual bonus based on the performance of BCP, the performance of the PTMN Portfolio Manager’s group within BCP and the individual’s performance, achievement of certain internal objectives and contribution to the overall performance of these portfolios and BCP as a whole.

•	Carried Interest: Generally, a PTMN Portfolio Manager receives carried interests with respect to the BCP-advised funds, subject to standard terms and conditions, including vesting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information contained under the caption “Certain Relationships and Related Transactions” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of November 22, 2021, there were 9,680,127 shares of our Common Stock outstanding.

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our Common Stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our Common Stock;

•	each of our directors and each named executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 9,680,127 shares of our Common Stock outstanding as of November 22, 2021.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o Portman Ridge, 650 Madison Avenue, 23rd Floor, New York, New York 10022.

Name and Address	Number of Shares	Percentage of Class
Directors and Executive Officers:
Independent Directors
Alexander Duka	1,000	*
George Grunebaum	—	—
Christopher Lacovara(1)	21,263	*
Dean C. Kehler(2)	167,400	1.7%
Robert Warshauer	2,000	*
Matthew Westwood	4,326	*
Joseph Morea	1,821	*
Non-Independent Directors
Ted Goldthorpe	9,765	*
Executive Officers
Jason T. Roos	—	—
David Held	—	—
Patrick Schafer	5,950	*
Directors and Executive Officers as a Group (11 persons)	213,525	2.2%
5% Holders
Sarpa Holdings LLC(3)	559,868	5.8%

*	Less than 1%.
(1)

Excludes shares of common stock held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (the “KKAT Entities”). Mr. Lacovara is a member of the KKAT entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT entities except to the extent of their respective pecuniary interests therein.

(2)

Includes 180,000 (as adjusted for the reverse stock split) shares acquired by Mr. Kehler as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to PTMN on February 29, 2012. Mr. Kehler indicated that he has sole dispositive and voting power over 72,500 (as adjusted for the reverse stock split) of such shares which were delivered at the closing of the transaction.

(3)	As reported on a Schedule 13G filed by Sarpa Holdings LLC (“Sarpa”) on February 17, 2021. The principal address of Sarpa is 1870 Ogden Drive, Burlingame, CA 94010.

The following table sets forth the dollar range of PTMN’s equity securities beneficially owned by each of our directors as of November 22, 2021. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities($)(1)(2)
Independent Directors
Alexander Duka	$10,001-$50,000
George Grunebaum	None
Christopher Lacovara	>$100,000
Dean C. Kehler	>$100,000
Robert Warshauer	$10,001-$50,000
Matthew Westwood(3)	>$100,000
Joseph Morea(4)	$10,001-$50,000
Non-Independent Directors
Ted Goldthorpe	>$100,000

(1)

Based on the closing price of our Common Stock on Nasdaq on November 22, 2021 of $24.51. The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or > $100,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	Mr. Westwood joined the Board on October, 26, 2020.
(4)	Mr. Morea joined the Board on October, 26, 2020.

The following table sets forth the dollar range of equity interests beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2020 in other funds managed by the Adviser or its affiliates.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Special Opportunities Fund I LP	Limited Partnership	Over $	100,000
Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Lending Corporation	Common Stock	Over $	100,000
George Grunebaum	George Grunebaum	BC Partners Lending Corporation	Common Stock	Over $	100,000
Robert Warshauer	Robert Warshauer	BC Partners Lending Corporation	Common Stock	Over $	100,000
Robert Warshauer	Robert Warshauer	BCP Special Opportunities Fund I LLP	Limited Partnership	Over $	100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

We calculate the value of our investments in accordance with the procedures described in “Item 1. Business – Determination of Net Asset Value” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

DIVIDEND REINVESTMENT PLAN

The information in “Business—Dividend Reinvestment Plan” in Part 1, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code, the regulations of the U.S. Department of Treasury promulgated thereunder, or “Treasury regulations,” and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

This discussion does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities. The U.S. federal income tax consequences of such an investment in the relevant prospectus supplement.

A “U.S. stockholder” is generally a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity classified as a corporation for U.S. tax purposes created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust).

A “non-U.S. stockholder” generally is a beneficial owner of shares of our common stock other than a U.S. stockholder.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our shares, the U.S. tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company

We have elected to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To qualify as a RIC, we must, among other things:

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

•	diversify our holdings so that, at the end of each quarter of each taxable year:

•

at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

•

not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs (the “Diversification Tests”).

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, we are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”). We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify for tax treatment as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•

at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Business—Regulation—Senior Securities” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings we make with the SEC. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

Warrants. Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term generally depends on how long we held a particular warrant.

Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies. We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or “PFIC.” In general, unless a special tax election has been made, we are required to pay tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Certain adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election. For these reasons, we intend to manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for tax treatment as a RIC for each taxable year.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) are taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Generally, you will be provided with a written notice each year reporting the amount of any (i) ordinary income dividends, and (ii) capital gain dividends. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions. A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax.

Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of non-U.S. stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder depends upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions. Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, are generally subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Backup Withholding. A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA”, and the Treasury regulations promulgated thereunder, generally impose a withholding tax of 30% on certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income to foreign financial institutions (“FFIs”) unless such FFIs enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or such FFIs reside in a jurisdiction that has entered into an intergovernmental agreement with the IRS to provide such information and such FFIs comply with the terms of such intergovernmental agreement and any enabling legislation or administrative authority with respect to such intergovernmental agreement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless such foreign entities certify that they do not have any greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

DESCRIPTION OF CAPITAL STOCK

General

Our certificate of incorporation, as amended, or our charter, authorizes us to issue up to 25,000,000 shares, including 20,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. As of close of business on November 22, 2021, there were 9,848,430 and 9,680,127 shares of common stock issued and outstanding, respectively, and no shares of preferred stock issued and outstanding.

Common Stock

Please refer to Exhibit 4.9 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 11, 2021, which is incorporated by reference into this prospectus, for a description of our common stock.

Preferred Stock

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

REGULATION

We are subject to regulation as described in “Item 1. Business — Regulation” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

PLAN OF DISTRIBUTION

The selling stockholders also may sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling stockholders also may transfer our securities in other circumstances, in which case the transferees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.

In effecting sales, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholders in amounts to be negotiated immediately prior to the sale. In connection with sales of the shares of our common stock offered hereby or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of our common stock offered hereby in the course of hedging in positions they assume. The selling stockholders may also sell shares of our common stock offered hereby short and deliver shares of our common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge securities offered hereby to broker-dealers that in turn may sell such securities.

In offering the securities covered by this prospectus, the selling stockholders and any broker-dealers who execute sales for the selling stockholders may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such case, any profits realized by the selling stockholders and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, exceed the amount permitted by applicable regulations.

In order to comply with the securities laws of certain states, if applicable, the shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. The selling stockholders have informed us that none of them has any agreement or understanding, directly or indirectly, with any person to distribute the securities offered hereby. If any selling stockholders notifies us that an arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering or secondary distribution or a purchase by a broker or dealer, we may be required to file a prospectus supplement pursuant to the applicable rules promulgated under the Securities Act.

There can be no assurance that any selling stockholders will sell any or all of the securities registered pursuant to the registration statement of which this prospectus is a part.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares of our common stock in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We agreed to use our best efforts to keep the registration statement of which this prospectus is a part continuously effective, supplemented and amended as required by the Securities Act, in order to permit this prospectus to be usable by the selling stockholders for a period from the date the registration statement becomes effective to, and including, the date upon which no registrable securities are outstanding and constitute “restricted securities” (as defined in Rule 144 under the Securities Act). We have agreed to pay all costs, expenses and fees relating to the registration of the securities covered by this prospectus. The selling stockholders will bear all commissions and discounts, if any, attributable to the sale of the securities.

SELLING STOCKHOLDERS

This prospectus relates to 576,899 shares being offered for resale on behalf of the selling stockholders identified below. We are registering the shares to permit the selling stockholders to resell the shares when and as they deem appropriate. The following table sets forth:

•	the name of the selling stockholders;

•	the number and percent of shares of our common stock that the selling stockholders beneficially owned prior to the offering for resale of the shares under this registration statement;

•

the number of shares of our common stock that may be offered for resale for the account of the stockholders under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and

•

the number and percent of shares of our common stock to be beneficially owned by the selling stockholders after an offering under this registration statement (assuming all of the offered resale shares are sold by the selling stockholder).

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that each selling stockholder may offer under this registration statement. We do not know how long a selling stockholder will hold the shares before selling them or how many shares it will sell and we currently have no agreements, arrangements or understandings with the stockholder regarding the sale of any of the shares under this registration statement. The shares offered by this prospectus may be offered from time to time by the selling stockholder listed below.

This table is prepared solely based on information supplied to us by the listed stockholder and any public documents filed with the SEC, and assumes the sale of all of the resale shares. For the purposes of calculating percentages of beneficial ownership, as of the close of business on November 22, 2021.

	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
Stockholder	Number	Percent		Number	Percent
Repertoire Master Fund LP	200,000	2.1%	200,000	0	0
Wellscroft Investments, LLC	25,000	*	25,000	0	0
Punch Micro Cap Partners, LLC	182,500	1.9%	100,000	82,500	*
Tannenbaum Strategic Credit LLC	120,000	1.2%	120,000	0	0
Clayton Capital Appreciation Fund, L.P.	50,000	*	50,000	0	0
Indaba Capital Management, L.P.**	61,852	*	61,852	0	0
LibreMax Capital, LLC	14,517	*	14,517	0	0
LibreMax SC LLC	5,530	*	5,530	0	0

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
**

The securities in the table above are held directly by Indaba Capital Fund, L.P. (“Indaba Fund”). Indaba Capital Management, L.P. (“Indaba Management”) is Indaba Fund’s investment manager. Pursuant to an Investment Management Agreement, Indaba Fund and its general partner have delegated all voting and investment power over securities held by Indaba Fund to Indaba Management and, accordingly, Indaba Management may be deemed to have beneficial ownership of such securities. IC GP, LLC, as the general partner of Indaba Management, and Derek Schrier, as Managing Member of IC GP, LLC, may be deemed to exercise voting and investment power over and have beneficial ownership of the securities held by Indaba Fund. Indaba Fund specifically disclaims beneficial ownership of the securities in the table above that are directly held by it by virtue of its inability to vote or dispose of such securities as a result of the delegation of voting and investment power to Indaba Management. The business address of Indaba Fund, Indaba

Management, IC GP, LLC, and Mr. Schrier is c/o Indaba Capital Management, L.P., 1 Letterman Drive, Building D, Suite DM700, San Francisco, CA 94129.

Shares of our common stock sold by the selling stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholders, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

PTMN’s investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for PTMN Common Stock, American Stock Transfer & Trust Company, acts as PTMN’s transfer agent, dividend paying and reinvestment agent for PTMN Common Stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since PTMN generally acquires and disposes of PTMN’s investments in privately negotiated transactions, PTMN infrequently uses brokers in the normal course of its business. Subject to policies established by the PTMN Board, PTMN generally does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for PTMN, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While PTMN generally seeks reasonably competitive trade execution costs, PTMN does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, PTMN may select a broker based partly upon brokerage or research services provided to PTMN. In return for such services, PTMN may pay a higher commission than other brokers would charge if PTMN determines in good faith that such commission is reasonable in relation to the services provided, and PTMN’s management and employees are authorized to pay such commission under these circumstances.

LEGAL MATTERS

The legality of the securities offered hereby will be passed upon for the Company by Dechert LLP.

EXPERTS

The consolidated financial statements of Portman Ridge Finance Corporation appearing in Portman Ridge Finance Corporation’s Annual Report on Form 10-K as of and for the years ended December 31, 2020 and 2019, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of PTMN and its subsidiaries for the year ended December 31, 2018 appearing in PTMN’s Annual Report on Form 10-K for the year ended December 31, 2020 have been audited by Ernst & Young LLP, independent registered public accounting firm, located at One Manhattan West, New York, NY 10001, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Harvest Capital Credit Corporation (“HCAP”) at December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020, incorporated by reference into this prospectus, have been audited by RSM US LLP located at 151 W 42nd Street, 19th Floor, New York, NY 10036, as set forth in their report therein. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Harvest Capital Credit Corporation for the year ended December 31, 2018 incorporated in this prospectus by reference to Harvest Capital Credit Corporation’s annual report on Form 10-K for the year ended December 31, 2020 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 405 Howard Street, Suite 600, San Francisco, CA 94105, given on the authority of such firm as experts in accounting and auditing.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

We incorporate by reference into this prospectus the documents listed below that we have previously filed with the SEC, and any reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering of the securities covered by this prospectus, including all such filings we may file with the SEC after the date of the initial filing of the registration statement of which this prospectus is part and prior to its effectiveness, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC, which is not deemed filed is not and will not be incorporated by reference in this prospectus and any accompanying prospectus supplement:

•	our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 11, 2021;

•

our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, filed with the SEC on May 6, 2021, for the quarter ended June  30, 2021 filed with the SEC on August  5, 2021 and for the quarter ended September 30, 2021 filed with the SEC on November 4, 2021;

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 23, 2021;

•

our Current Reports on Form 8-K, filed with the SEC on January 11, 2021, January 12, 2021, March  16, 2021, May 3, 2021, May  12, 2021, June 8, 2021, June  10, 2021, June  24, 2021, July 6, 2021, July 21, 2021, August 23, 2021, August 26, 2021 and October 26, 2021;

•

the audited financial statements of Harvest Capital Credit Corporation included in Harvest Capital Credit Corporation’s Form 10-K for the year ended December 31, 2020, filed with the SEC on March 12, 2021;

•

the unaudited financial statements of Harvest Capital Credit Corporation included in Harvest Capital Credit Corporation’s Form 10-Q for the quarter ended March 31, 2021, filed with the SEC on May 7, 2021; and

•	any description of shares of our common stock contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description.

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION

This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed or incorporated by reference as an exhibit is qualified in all respects by such exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge at www.sec.gov. This information is also available free of charge by contacting us by telephone at (212) 891-2880 or on our website at www.portmanridge.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

You can request a copy of any of our SEC filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents), including those incorporated by reference herein, at no cost, by writing or telephoning us at the following address or telephone number:

Portman Ridge Finance Corporation

650 Madison Avenue, 23rd Floor

New York, New York 10022

(212) 891-2880

Attn: Secretary

Portman Ridge Finance Corporation

576,899 Shares of Common Stock

PROSPECTUS

PORTMAN RIDGE FINANCE CORPORATION

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial statements

The unaudited consolidated financial statements of Portman Ridge Finance Corporation as of

September 30, 2021 and for each of the nine months ended September 30, 2021 and 2020 have been incorporated by reference in this registration statement in “Part A—Information Required in a

Prospectus.”

The consolidated financial statements of Portman Ridge Finance Corporation appearing in Portman Ridge Finance Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, have been incorporated herein by reference in this registration statement in “Part A-Information Required in a Prospectus.”

The unaudited consolidated financial statements of Harvest Capital Credit Corporation as of

March 31, 2021 and for each of the three months ended March 31, 2021 and 2020 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”

The consolidated financial statements of Harvest Capital Credit Corporation appearing in Harvest Capital Credit Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, have been incorporated herein by reference in this registration statement in “Part A-Information Required in a Prospectus.”

(2) Exhibits

(a)(1)	Form of Certificate of Incorporation of the Company (incorporated by reference to Exhibit A of the Pre-Effective Amendment No. 1 on Form N-2 filed on October 6, 2006).

(a)(2)	Certificate of Amendment (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed April 2, 2019).

(a)(3)	Certificate of Amendment to Certificate of Incorporation of Portman Ridge Finance Corporation (the Reverse Stock Split Certificate of Amendment) (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed August 26, 2021).

(a)(4)	Certificate of Amendment to Certificate of Incorporation of Portman Ridge Finance Corporation (the decrease Shares Certificate of Amendment) (incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K filed August 26, 2021).

(b)	Third Amended and Restated Bylaws of Portman Ridge Finance Corporation, dated as of July 20, 2021 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on July 21, 2017 and herein incorporated by reference).

(c)	Not applicable

(d)(1)	Specimen certificate of the Company’s common stock, par value $0.01 per share (incorporated by reference to Exhibit D.1 of the Pre-Effective Amendment No. 1 on Form N-2 filed on October 6, 2006).

(d)(2)	Form of Base Indenture between the Company and U.S. Bank National Association (incorporated by reference to Exhibit D.2 of the Registration Statement in Form N-2 filed on October 3, 2012).

(d)(3)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to exhibit included in the Registration Statement on Form N-2, as filed on June 8, 2017 (File No. 333-218596)..

(d)(4)	Third Supplemental Indenture, dated as of April 30, 2021, relating to the 4.875% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on May 3, 2021)..

(d)(5)	Form of 4.875% Notes due 2026 (previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on May 3, 2021 and herein incorporated by reference).

(d)(6)	Registration Rights Agreement, dated as of April 30, 2021, by and among the Company and the Purchasers (as defined therein) (previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 3, 2021 and herein incorporated by reference).

(d)(7)	Registration Rights Agreement, dated as of June 23, 2021, by and among the Company and the Purchasers (as defined therein) (previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 24, 2021 and herein incorporated by reference).

(d)(8)	Stock Purchase and Transaction Agreement, dated December 14, 2018, by and between KCAP Financial, Inc. and BC Partners Advisors L.P. (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on December 20, 2018).

(d)(9)	Form of Voting and Support Agreement, dated December 14, 2018, by and between BC Partners Advisors L.P. and the members of the board of directors of KCAP Financial, Inc. (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on December 20, 2018).

(e)	Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit E of the Pre-Effective Amendment No. 2 of the Registration Statement on Form N-2 filed on November 20, 2006).

(f)	Not applicable

(g)	Investment Advisory Agreement, dated April 1, 2019, by and between the Company and Sierra Crest Investment Management LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on April 2, 2019).

(h)	Not applicable

(i)	Not applicable

(j)	Form of Custodian Agreement (incorporated by reference to the exhibit included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed on November 20, 2006 (File No. 333-136714)).

(k)(1)	Administration Agreement, dated April 1, 2019, by and between the Company and BC Partners Management LLC (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed on April 2, 2019).

(l)	Opinion and consent of Dechert LLP*

(m)	Not applicable

(n)(1)	Consent of KPMG LLP (Portman Ridge Finance Corporation)*

(n)(2)	Consent of Ernst & Young LLP (Portman Ridge Finance Corporation)*

(n)(3)	Consent of RSM US LLP (Harvest Capital Credit Corporation)*

(n)(4)	Consent of PricewaterhouseCoopers LLP (Harvest Capital Credit Corporation)*

(n)(5)	Report of Ernst & Young LLP regarding the senior securities table contained herein (Portman Ridge Finance Corporation)*

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(t)	Power of Attorney*

*	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that is included in this registration statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$1,323
Printing expenses	5,000	**
Accounting fees and expenses	50,000	**
Legal fees and expenses	30,000	**
Miscellaneous	5,000	**

Total	$91,323

**	Estimated for filing purposes.

Item 28. Persons Controlled by or Under Common Control

The information contained under the headings “Portman Ridge Finance Corporation,” “Management” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.

The following table sets forth the Company’s consolidated subsidiaries.

HCAP Equity Holdings, LLC (Delaware)	100%
Katonah Management Holdings LLC (Delaware)	100%
Katonah X Management LLC (Delaware)	100%
Katonah 2007-I Management LLC (Delaware)	100%
KCAP Management, LLC (Delaware)	100%
Commodore Holdings, LLC (Delaware)	100%
KCAP Coastal, LLC (Delaware)	100%
Great Lakes KCAP Funding I, LLC (Delaware)	100%
PTMN Sub Holdings LLC (Delaware)	100%
Great Lakes Portman Ridge Funding I, LLC (Delaware)	100%
Kohlberg Capital Funding LLC I (Delaware)	100%
OHA Funding GP, LLC (Texas)	100%
OHA Nevada, LLC (Nevada)	100%
OHA Funding, LP (Texas)	100%
OHA Asset Holdings GP, LLC (Texas)	100%
OHA Asset Holdings II, LP (Texas)	100%
OHA/OCI Investments, LLC (Delaware)	100%
OHA Investment Corporation Sub, LLC (Delaware)	100%
Garrison Capital Equity Holdings I LLC (Delaware)	100%
Garrison Capital Equity Holdings II LLC (Delaware)	100%
GIG Rooster Holdings I LLC (Delaware)	100%
Garrison Funding 2018-2 Ltd (Cayman Islands)	100%
Garrison Funding 2018-2 LLC (Delaware)	100%

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of November 22, 2021

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	57

Item 30. Indemnification

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

Section 145 of the DGCL further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 of the DGCL, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 of the DGCL (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. Section 145 of the DGCL also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Section 145 of the DGCL also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Section 102(b)(7) of the DGCL provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

We have obtained liability insurance for our directors and officers. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue”.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each managing director, director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Portfolio Management” or is otherwise incorporated by reference into Part A of this registration statement. Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the U.S. Securities and Exchange Commission (SEC File No. 801-114566), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant: Portman Ridge Finance Corporation, 650 Madison Avenue, 23rd Floor, New York, New York 10022;

(2)	the Custodian: U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110;

(3)	the Transfer and Dividend Paying Agent and Registrar: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;

(4)	the Registrant’s Adviser: Sierra Crest Investment Management LLC, 650 Madison Avenue, 23rd Floor, New York, New York 10022; and

(5)	the Registrant’s Administrator: BC Partners Management LLC, 650 Madison Avenue, 23rd Floor, New York, New York 10022.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	We hereby undertake:

a.

that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

b.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

c.	that, for the purpose of determining liability under the Securities Act to any purchaser that:

(1)	if we are relying on Rule 430B:

(A)

each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date; or

(2)

if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of this Registration Statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersedes or modify any statement that was made in the Registration Statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

d.

that for the purpose of determining our liability under the Securities Act to any purchaser in the initial distribution of securities, we undertake that in a primary offering of our securities pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of us relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	Free writing prospectuses relating to the offering prepared by or on behalf of us or used or referred to by us;

(3)

the portion of any other free writing prospectuses or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(4)	any other communication that is an offer in the offering made by us to the purchaser.

4.	Not applicable.

5.

We hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by any of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we undertake, unless in the opinion of our counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and we will be governed by the final adjudication of such issue.

7.

To send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, in the State of New York, on November 23, 2021.

PORTMAN RIDGE FINANCE CORPORATION

By:	/s/ Edward Goldthorpe
Name: Edward Goldthorpe
Title: President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Edward Goldthorpe	President and Chief Executive Officer (Principal Executive Officer)	November 23, 2021
Edward Goldthorpe

/s/ Jason Roos	Chief Financial Officer and Treasurer (Principal Financial and Principal Accounting Officer)	November 23, 2021
Jason Roos

*	Independent Director	November 23, 2021
Alexander Duka

*	Independent Director	November 23, 2021
George Grunebaum

*	Independent Director	November 23, 2021
Christopher Lacovara

*	Independent Director	November 23, 2021
Dean C. Kehler

*	Independent Director	November 23, 2021
Robert Warshauer

*	Independent Director	November 23, 2021
Matthew Westwood

*	Independent Director	November 23, 2021
Joseph Morea

*By:	/s/ Jason Roos
Name: Jason Roos
Title: Attorney-in-fact